Exhibit 10.17(a)

EXECUTION COPY

HECLA MINING COMPANY

RESTATED

RETIREMENT PLAN

(Effective as of January 1, 2008)

HECLA MINING COMPANY

RESTATED
RETIREMENT PLAN

i

RESTATEMENT HISTORY

A.

Effective as of January 1, 1947, Hecla Mining Company adopted the Hecla Mining Company Retirement Plan (the “Prior Plan”) and executed a Trust Agreement. As of the original effective date of the Prior Plan, and subsequently the Plan, such arrangements have been intended to have tax-qualified status under Sections 401(a) of the Internal Revenue Code, as amended (the “Code”), exempt from tax under Section 501(a) of the Code, and to be subject to the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, as well as the applicable predecessor laws.

B.

Effective as of January 1, 1987, Hecla Mining Company amended and restated the Prior Plan and the Trust Agreement established under the Prior Plan to provide retirement entitlements for the exclusive benefit of its Eligible Employees and their beneficiaries in accordance with the terms and conditions set forth in the Plan.

C.

Effective as of July 1, 2001, Hecla Mining Company amended and restated the Prior Plan and the Trust Agreement established under the Prior Plan to provide retirement entitlements for the exclusive benefit of its Eligible Employees and their beneficiaries in accordance with the terms and conditions set forth in the Plan.

D.

Effective May 10, 2002, Hecla Mining Company amended and restated the Prior Plan and the Trust Agreement established under the Prior Plan to provide retirement entitlements for the exclusive benefit of its Eligible Employees and their beneficiaries in accordance with the terms and conditions set forth in the Plan.

E.

Effective February 16, 2006, Hecla Mining Company amended and restated the Prior Plan and the Trust Agreement established under the Prior Plan to provide retirement entitlements for the exclusive benefit of its Eligible Employees and their beneficiaries in accordance with the terms and conditions set forth in the Plan.

F.

Effective as of January 1, 2008, Hecla Mining Company amended and restated the Prior Plan and the Trust Agreement established under the Prior Plan to provide retirement entitlements for the exclusive benefit of its Eligible Employees and their beneficiaries in accordance with the terms and conditions set forth in the Plan.

Notwithstanding the restatement of the Plan nor any provision of this Plan to the contrary, no benefit accrued under the Prior Plan and protected under Section 411(d)(6) of the Internal Revenue Code of 1986, as amended, and regulations thereunder, shall be reduced or eliminated by this Plan.

v

HECLA MINING COMPANY

RESTATED RETIREMENT PLAN

INTRODUCTION

This instrument constitutes the Hecla Mining Company Retirement Plan (the “Plan”) established and maintained by Hecla Mining Company (the “Company”), originally effective as of January 1, 1947. The Plan is intended to constitute a tax-qualified defined benefit plan within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is subject to the applicable provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”). The assets of the Plan are held in a tax-exempt trust established under Section 501(a) of the Code (the “Trust”), the custody and disposition of which are subject to the terms of a trust agreement executed by the Company as of the Plan’s original effective date. Subsequent to the Plan’s original effective date, the Plan has been amended and restated in its entirety effective as of January 1, 1987, July 1, 2001, May 10, 2002, February 16, 2006, and most recently as of December 3, 2007, with each such amendment and restatement of the Plan in full compliance with the applicable legal requirements then in effect, including, but not limited to, the requirements of Section 411(d)(6) of the Code which prohibit the reduction or elimination of protected benefits (as defined thereunder). Effective as of April 16, 2008, Hecla Admiralty Company, a wholly owned subsidiary of the Company and “Employer” within the meaning of Paragraph W of Article I hereof, acquired all of the outstanding shares of capital stock of both the Kennecott Greens Creek Mining Company and the Kennecott Juneau Mining Company (collectively “Kennecott Companies”), the employees of which (the “Kennecott Employees”) participated in the Rio Tinto America, Inc. Investment Partnership Plan, a tax-qualified defined contribution plan funded solely by the Kennecott Companies (the “Kennecott Defined Contribution Plan”) and the Rio Tinto America, Inc. Retirement Plan (the “Kennecott Pension Plan”). In connection with the transaction, the Company amended the Plan effective as of April 16, 2008, to add a cash balance feature as necessary to replicate the benefits provided to the Kennecott Employees under the Kennecott Defined Contribution Plan, which has resulted in the change of the Plan’s classification, effective as of April 16, 2008, to that of a statutory hybrid plan within the meaning of Section 411(a)(13) of the Code. Effective as of the same date, the Company amended the provisions of the Plan governing the calculation of the Normal Retirement Benefits in order to allow Kennecott Employees who participated in the Kennecott Pension Plan as of the effective date of the aforementioned transaction, to accrue a Normal Retirement Benefit under this Plan calculated, in part, based upon the Kennecott Employees’ vested and accrued benefit entitlement under the Kennecott Pension Plan. This Plan is hereby restated in its entirety effective as of January 1, 2008, in order to incorporate all amendments made to the Plan since the last restatement, and to incorporate all recent regulatory changes as reflected in Internal Revenue Service Notice 2007-94, including, but not limited to, the Pension Protection Act of 2006, the final Treasury Regulations under Section 417 of the Code, governing “retroactive annuity starting dates,” the final Treasury Regulations under Section 415 of the Code, and the final Treasury Regulation under Section 401(a)(9) of the Code governing required minimum distributions.

ARTICLE I

DEFINITIONS

A.

“Accrued Benefit” shall mean, effective as of April 16, 2008, with respect to the Normal Retirement Benefits provided under Article III, that portion of a Participant’s Normal Retirement Benefit which he has earned as of a determination date based upon the benefit formula reflected under Article III, which takes into account the Participant’s years of Credited Service through the determination date. For purposes of the Retirement Credit Balance Benefit provided under Article IV, Accrued Benefit shall mean the Participant’s Retirement Credit Balance (as defined in Paragraph BH of this Article I) as of any date. Accrued Benefits provided under the Plan shall be subject to the minimum benefit requirements of Articles III and IV.

B.

“Actuarial Equivalent” shall mean a benefit, payable in a different form and/or at a different time than a Participant’s Accrued Benefit, which shall be an amount that is equal in value to the Participant’s Accrued Benefit by using assumptions determined by an Enrolled Actuary as follows.

1.

For purposes of the Normal Retirement Benefits provided under Article III, the preretirement assumptions to be used are: Interest at seven percent (7%) per annum with mortality based on the UP-1984 (Uninsured Pensioners Unisex) table of mortality with no setback. The post-retirement assumptions to be used for this purpose are: Interest at seven percent (7%) per annum with mortality based on the UP-1984 (Uninsured Pensioners-Unisex) table of mortality with no setback. In determining whether this Plan is a Top-Heavy Plan as of a “determination date,” the same assumptions as stated above shall be used to calculate the value of each Participant’s Accrued Benefit as of such ‘determination date.’ If the definition of ‘Actuarial Equivalent’ is amended, the value of a Participant’s Accrued Benefit on or after the date of such amendment shall be the greater of: (1) the Actuarial Equivalent of the Participant’s total Accrued Benefit computed in accordance with the new definition, or (2) the Actuarial Equivalent of the Participant’s Accrued Benefit determined as of the date of such amendment and computed in accordance with the old definition.

2.

For purposes of the Retirement Credit Balance Benefits provided under Article IV, effective as of April 16, 2008, the interest rate shall be equal to the annual rate of change of the consumer price index plus three percent (3%), with mortality based upon the UP-1984 (Uninsured Pensioners Unisex) table of mortality with no setback. The foregoing assumptions are intended to comply with the rate of return safe harbors reflected in IRS Notice 2007-6 and IRS Notice 96-8, in order to comply with the requirements of Sections 411 and 417 of the Code. To the extent the assumptions reflected in this Subparagraph B-2 are inconsistent with the foregoing regulatory guidance, the provisions of IRS Notice 2007-6 and IRS Notice 96-8 shall govern and control.

3.

For purposes of determining the Actuarial Equivalent of lump-sum payments made on or after January 1, 2008, under Articles III and IV, the lump-sum payment amount shall be calculated as the greater of: (a) the value determined using the interest rate or rates which would be used, as of the first day of the Plan Year that contains the Annuity Starting Date, by the Pension Benefit Guaranty Corporation for purposes of determining the present value of the Participant’s benefits under the Plan, if the Plan had terminated on such date with insufficient assets to provide benefits guaranteed by the Pension Benefit guaranty Corporation on that date; and (b) the value determined based upon (i) the Applicable Mortality Table under Section 417(e)(3)(B) of the Code, and (ii) the Applicable Interest Rate under Section 417(e)(3) of the Code for the fifth month immediately preceding the beginning of the Plan Year which includes the date selected for payment of the benefit.

C.	“Administrator” shall mean the Plan Administrator as specified in Article XI.

D.

“Annuity Starting Date” shall mean the first day of the first period for which an amount is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitled the Participant to such benefit. In the case of a deferred annuity, the Annuity Starting Date shall be the date on which the annuity payments are scheduled to commence. The payment of any disability retirement benefit is to be disregarded in determining the Annuity Starting Date.

E.	[RESERVED]

F.

“Average Compensation” shall mean the average of the Compensation for the Participant’s three (3) consecutive years (36 months), selected from the last ten (10) years, which produce the highest such average. The period of service over which Compensation shall be considered when determining a Participant’s Average Compensation shall begin with the date the Participant first performs an Hour of Service for the Employer and end with his most recent date of termination for benefit purposes.

In the event the period of employment is fewer than three (3) years, such lesser period of service shall be used to determine Average Compensation.

G.	“Beneficiary” shall mean the person or persons (natural or otherwise) designated by or for a Participant, entitled under this Plan to receive benefits after the death of a Participant.

H.	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

I.	“Committee” shall mean the administrative committee appointed and acting in accordance with Article XI of this Plan.

J.	“Company” shall mean Hecla Mining Company, a Delaware corporation.

K.

“Compensation” shall mean all compensation for the Plan Year paid or payable in cash or in kind by the Employer for personal services and elective deferrals with respect to employment with the Employer: (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code; (ii) to a plan qualified under Section 125 of the Code (iii) to a tax sheltered annuity described in Section 403(b) of the Code; (iv) to a plan qualified under Section 402(h) of the Code; or (v) for limitation years beginning after December 31, 1997, to an elective contribution under Section 408(p)(2)(A)(i). However, in the event that this Plan becomes a Top-Heavy Plan in a Plan Year beginning before January 1, 1989, Compensation shall not include, with respect to any Employee, in any Plan Year, any compensation in excess of $200,000. For Plan Years that begin after December 31, 1988 but before January 1, 1994 (whether or not a Top-Heavy Plan), Compensation shall not include, with respect to any Employee, in any Plan Year (or such other applicable period specifically designated in the Plan), any compensation in excess of $200,000 or such other amount established subsequent to 1989 and prior to 1994 by the Secretary of the Treasury in accordance with Section 401(a)(17) of the Code. For Plan Years beginning after December 1, 1993, Compensation shall not include, with respect to any Employee in any Plan Year (or such other applicable period specifically designated in the Plan), any Compensation in excess of $150,000 or such other amount established subsequent to 1993 by the Secretary of the Treasury in accordance with Section 401(a)(17) of the Code. In addition, effective for benefits accrued after December 31, 1993 the amount of Compensation for any prior Plan Year that may be taken into account in determining an Employee’s benefit accruing in the current Plan Year, shall be limited to the applicable dollar limitation under Section 401(a)(17) of the Code for such prior period, except that for periods beginning before the first day of the first Plan Year beginning after December 31, 1993, the applicable dollar limitation shall be $150,000. For limitation years beginning on and after January 1, 2001 for purposes of applying the limitations described in Article V of the Plan, compensation paid or made available during such limitation years shall include elective amounts that are not includible in the gross income of the employee by reason of section 132(f)(4).

(a)

Increase in limit. The annual compensation of each Participant taken into account in determining benefit accruals in any plan year beginning after December 31, 2001, shall not exceed $200,000. Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). For purposes of determining benefit accruals in a Plan Year beginning after December 31, 2001, compensation for any prior determination period shall be limited as provided in the preceding Paragraph.

(b)

Cost-of-living adjustment. The $200,000 limit on annual compensation in the preceding Paragraph shall be adjusted for cost-f-living increases in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year. Effective as of January 1, 2008, a Participant’s annual compensation shall not exceed $230,000. Effective as of January 1, 2009, such limit shall be increased to $245,000.

L.

“Covered Compensation” shall mean for any Plan Year, the average (without indexing) of the Social Security Taxable Wage Base in effect for each calendar year during the thirty-five (35) year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. No change in Covered Compensation shall decrease a Participant’s Accrued Benefit under the Plan. In determining a Participant’s Covered Compensation for a Plan Year, the Social Security Taxable Wage Base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as in effect for the Plan Year for which the determination is being made. A Participant’s Covered Compensation for any Plan Year after the thirty-five (35) year period is the Participant’s Covered Compensation for the Plan Year in which the Participant attained Social Security Retirement Age. A Participant’s Covered Compensation for a Plan Year before the thirty-five (35) year period is the Social Security Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant’s Covered Compensation shall be automatically adjusted for each Plan Year in accordance with these rules.

M.

“Credited Service” shall mean the total elapsed period of employment with the Employer while the Employee is an Eligible Employee, calculated from the Employee’s hire date to the date of his termination, subject to the break in service rules of Article V. The number of years and whole months of Credited Service shall be used to calculate the amount of any pension benefits to which an Eligible Employee is entitled. Elapsed time of less than 15 days of service shall be disregarded, and 15 or more days of service shall be counted as a whole month of Credited Service. As of and after April 16, 2008, an Eligible Employee’s Credited Service hereunder shall not include years of service with the Kennecott Companies.

N.

“Death Benefit” shall mean a benefit payable in the event of the death of a Participant prior to such Participant’s Normal Retirement Age or Termination of Employment (as hereafter defined) as specified in Article III or, effective as of April 16, 2008, Article IV.

O.

“Early Retirement” shall mean retirement on or after a Participant’s Early Retirement Age. Effective as of April 16, 2008, a Participant that is entitled to a Retirement Credit Balance Benefit under Article IV is not required to attain their Early Retirement Age as a condition precedent to benefit entitlement if the Participant has a Termination of Employment (as defined in Paragraph BI of this Article I) with the Employer prior to the attainment of the Participant’s Normal Retirement Date.

P.	“Early Retirement Age” shall mean the earliest of:

1.	The later of:

	(a)	Age fifty-five (55), or

	(b)	The age of the Participant upon completion of ten (10) Years of Service.

	2.	The later of:

		(a)	Age sixty (60), or

		(b)	The age of the Participant upon completion of thirty (30) Years of Service.

	3.	The later of:

		(a)	Age fifty-five (55), or

		(b)	The age of the Participant upon completion of thirty (30) Years of Service if the Participant was terminated by the Company by reason of reduction of the work force.

Q.	“Early Retirement Benefit” shall mean a monthly benefit in the Normal Form as determined pursuant to Article III of this Plan.

R.

“Early Retirement Date” shall mean a date prior to the Participant’s Normal Retirement Date, which is the first day of any month coinciding with or following a Participant’s termination of employment and after satisfaction of the requirements for entitlement to an Early Retirement Benefit.

S.	“Effective Date” shall mean January 1, 1947, and January 1, 2008, in connection with this recent restatement.

T.

“Eligible Employee” shall mean, effective as of April 16, 2008, any Employee, except a person whose Compensation and conditions of employment are subject to determination by collective bargaining, provided that retirement entitlements have been a subject of good faith bargaining between the Employer and the person’s lawful representative or bargaining agent.

1.

An Employee shall qualify as an Eligible Employee entitled to Normal Retirement Benefits under Article III only if such Employee is employed by an Employer, as well as those Kennecott Employees with vested and accrued benefits under the Kennecott Pension Plan (as defined in Paragraph BF of this Article I) and otherwise satisfies the applicable requirements of Article III. The foregoing Employees shall not qualify as Eligible Employees for purposes of the Retirement Credit Balance Benefits provided under Article IV.

2.

An Employee shall qualify as an Eligible Employee entitled to Retirement Credit Balance Benefits under Article IV only if such Employee is employed by the Kennecott Companies, was a participant in the Kennecott Defined Contribution Plan and otherwise satisfies the applicable requirements of Article IV. The foregoing Employees shall not qualify as Eligible Employees for purposes of the Normal Retirement Benefits provided under Article III.

U.

“Eligible Spouse” shall mean that spouse to whom a Participant is married during the 12-month period ending on either the Annuity Starting Date or the date of his death whichever occurs earlier. To the extent provided under a “qualified domestic relations order” as described in Section 414(p) of the Code, the term Eligible Spouse shall mean a former spouse in addition to or in place of the Participant’s current spouse.

V.

“Employee” shall mean a person currently employed by the Employer, any portion of whose income is subject to withholding of income tax and/or for whom Social Security or railroad retirement contributions are made by the Employer, as well as any other person qualifying as a common law employee of the Employer “Employee” shall also include any Leased Employee deemed to be an Employee as provided in Sections 414(n) or 414(o) of the Code.

W.

“Employer” shall mean the Company and any other corporation, partnership or sole proprietorship which has adopted or hereafter adopts the Plan with the approval of the Company. In addition, for purposes of determining an Employee’s Hours of Service, the term “Employer” includes:

1.

Any corporation or trade or business which is or was a member of a controlled group of corporations, a group of businesses under common control or an affiliated service group (within the meaning of Section 414(b), (c), (m), and (o) of the Code respectively) of which an Employer adopting the Plan is a member, but only for such period as the corporation or trade or business and the adopting Employer are or were considered members of the group;

	2.	Any corporation or trade or business which is a predecessor employer, if this Plan is a successor plan to the predecessor employer’s qualified plan;

	3.	Any corporation or trade or business for which a Leased Employee performs services, but only for such period as the Leased Employee performs such services; and

4.

Any corporation or trade or business which has been acquired directly or indirectly by the Company, provided that such corporation or trade or business shall be treated as an Employer under this Play only during such Plan Years as are designated by the Board of Directors of the Company, and only with respect to those persons employed by such corporation or trade or business on the date it was acquired by the Company.

X.

“Enrolled Actuary” shall mean a person enrolled by the Joint Board for the Enrollment of Actuaries under ERISA who has been engaged by the Administrator to prepare valuations, establish appropriate assumptions, and complete all required actuarial reports.

Y.	“Entry Date” shall mean the date upon which an Eligible Employee first becomes a Participant, which shall be the Effective Date or the first day of each month thereafter.

Z.	“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

AA.

“Fiscal Year” shall mean the accounting period used by the Company on the Effective Date for federal income tax purposes, which currently is the twelve (12) month period ending December 31st of each year.

AB.	“Hour of Service” shall mean each hour for which an Employee is:

	1.	Directly or indirectly paid or entitled to payment by the Employer for the performance of duties.

2.

Directly or indirectly paid or entitled to payment by the Employer on account of a period of time during which no duties were performed (irrespective of whether the employment relationship was terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence authorized under Paragraph D of Article II. However, no more than 501 House of Service shall be credited under this Subparagraph 2 on account of any single continuous period (except for hours credited due to salary continuation or paid temporary disability leave) during which the Employee performs no duties (whether or not such period occurs in a single computation period). Payments made or due under a plan maintained by the Employer solely to comply with applicable workers’ compensation, unemployment compensation, or disability insurance law, or to reimburse an Employee for medical or medically-related expenses shall not be considered as payments by the Employer for purposes of this Subparagraph;

3.

Absent from work by reason of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of the child by the Employee, or the care of such child by the Employee for a period immediately following birth or placement. No more than 501 Hours of Service shall be credited under this Subparagraph 3 by reason of any one pregnancy or placement. Hours of Service credited under this Subparagraph 3 shall be credited solely for purposes of determining whether a One-Year Break in Service has occurred in a computation period. All Hours of Service credited under this Subparagraph 3 shall be credited only in the computation period in which the absence from work begins if any of such Hours of Service are required in that computation period to avoid a One-Year Break in Service. If none of the Hours of Service credited under this Subparagraph 3 are required to avoid a One-Year Break in Service in the computation period in which the absence begins, then the Hours of Service will be credited to the next computation period. An Employee will be credited with 8 Hours of Service for each day of absence covered by this Subparagraph. Credit will be given pursuant to this Subparagraph 3 only after the Employee furnishes to the Administrator such timely information as the Administrator may reasonably require to establish that the absence is for a reason described in this Subparagraph;

4.

Either awarded back pay or for which the Employer agrees to pay such back pay, irrespective of mitigation of damages. An Hour of Service received under this Subparagraph 4 shall be credited to that computation period for which the award was granted. The same Hours of Service shall not be credited both under either Subparagraph 1 or 2, as the case may be, and under this Subparagraph 4. Hours of Service for which back pay is awarded or agreed to with respect to periods described in Subparagraph 2 shall be subject to the limitations set forth in that Subparagraph; or

5.

Temporary absence due to injuries arising out of and in the course of the Company’s employ shall be recognized in computing benefits; provided, however, that such temporary absence shall cease when the employee is physically capable of returning to work for the Company. Solely for the purpose of computing benefits, the period of absence shall be credited with earnings and hours of service to the extent that would have been received if the employee had not been injured. Only injuries causing an absence exceeding sixty (60) days or more shall be recognized under the provisions of this Paragraph.

For purposes of Subparagraphs 2 and 4 of this Paragraph AB, and for purposes of Subparagraph 1 in the case of an Employee for whom records of hours worked are not required by applicable law to be kept, an Employee shall be credited with 95 Hours of Service for each semi-monthly pay period for which he would have been required to be credited with an Hour of Service. Hours of Service shall be credited to the applicable computation period in accordance with Department of Labor Regulation Section 2530.200b-2(b) and (c).

AC.

“Key Employee” shall mean, with respect to Plan Years beginning prior to January 1, 2002, an Employee or former Employee and their Beneficiaries who, within the meaning of Section 416(i) of the Code and the regulations thereunder, is or at any time during the four preceding Plan Yeas has been:

	1.	An officer of the Employer whose annual compensation exceeds 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year;

2.

One of the ten (10) Employees whose annual compensation from the Employer exceeds the limitation in effect under Section 415(c)(1)(A) of the Code and who owns or is considered as owning more than a one-half percent (1/2%) ownership interest and one of the ten largest percentage ownership interests in the Employer;

	3.	A five percent (5%) owner of the Employer; or

	4.	A one percent (1%) owner of the Employer having an annual compensation of more than $150,000.

For purposes of this definition, no more than fifty employees (or, if less than fifty, either three employees or ten percent of all employees, whichever is greater) shall be treated as officer. In addition, for purposes of determining ownership percentages hereunder, the constructive ownership rules of Section 318 of the Code shall apply as provided by Section 416(i)(1)(B) of the Code. For purposes of Subparagraph 2, if two Employees have the same interest in the Employer, the Employee having greater annual compensation from the Employer shall be treated as having a larger interest. For purposes of determining the number of officers taken into account under Subparagraph AC-1 above, employees described in Section 414(q)(8) of the Code shall be excluded. For purposes of determining compensation for years beginning after 1988, Total Compensation shall be used in addition to elective and salary-reduction contributions made by any 401(k) plan of the Employer, a simplified employee pension plan, a cafeteria plan, and a tax-sheltered annuity. Paragraph AR and Paragraph AX of this Article I governs the determination of Top-Heavy Plan and Key Employees for Plan Years beginning on and after January 1, 2002.

AD.

“Leased Employee” shall mean a person (other than an Employee) who has performed services (i) under primary direction or control by the Employer, (ii) on a substantially fulltime basis for a period of at least one (1) year, (iii) either directly or indirectly for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code), and (iv) pursuant to a written or oral agreement between the Employer and any other person. For purposes of this Plan, Leased Employees shall be treated as follows:

1.

Contributions and benefits provided to the Leased Employee by the person who has entered into the agreement with the Employer, which are attributable to services performed for the Employer, shall be treated as provided by the Employer.

2.

Service provided by the individual who becomes a Leased Employee to the person who has entered into the agreement with the Employer, which are attributable to services performed for the Employer, shall be treated as provided under this Plan.

The term “Leased Employee” shall include a person described above who is covered by a qualified money purchase pension plan of the other person who has entered into the agreement with the Employer which provides (i) a Unintegrated employer contribution rate of at least ten percent (10%) of compensation as defined in Section 415(c)(3) of the Code including amounts contributed pursuant to a salary reduction agreement which are excludable from his gross income under Sections 125, 402(e)(3), 402(h), and 403(b) of the Code, (ii) immediate participation, and (iii) immediate and full vesting.

AE.	“Non-Key Employee” shall mean any Employee who is not a Key Employee.

AF.	“Normal Form” shall mean an annuity payable monthly for the life of the Participant. The first monthly payment shall be made as of the first day of the month coincident with or next following the Participant’s Normal Retirement Date with the last payment as of the first day of the month in which the recipient’s death occurs.

AG.

“Normal Retirement” shall mean retirement on or after the Participant’s Normal Retirement Age. In the case of a Participant who continues in the employ of the Employer after reaching such Normal Retirement Age, ‘Normal Retirement’ shall mean retirement on the delayed retirement date, which is the date of the Participant’s actual termination of employment. When such Participant actually retires, he shall then be entitled to a Delayed Retirement Benefit in accordance with Article III. Notwithstanding the foregoing, if a Participant continues employment, but not in ‘Section 203(a)(3)(B) service’ under Department of Labor Regulation 29 CFR Section 2530.203-3, payment shall commence to the Participant as if the Participant had terminated employment as of his Normal Retirement Age and benefits will continue to accrue under the Plan. Effective as of April 16, 2008, a Participant that is entitled to a Retirement Credit Balance Benefit under Article IV is not required to attain their Normal Retirement Age as a condition precedent to benefit entitlement if the Participant has a Termination of Employment (as defined in Paragraph BI of this Article I) with the Employer prior to the Participant’s attainment of the Participant’s Normal Retirement Age.

AH.	“Normal Retirement Age” shall mean the earlier of:

(1) Age 60 if the Participant has not less than thirty (30) Years of Service with the Company while covered under this Plan; or

(2) Age 65.

AI.	“Normal Retirement Benefit” shall mean a monthly benefit in the Normal Form as determined pursuant to Article III of this Plan.

AJ.	“Normal Retirement Date” shall mean the first day of the month coinciding with or next following a Participant’s attainment of Normal Retirement Age.

AK.

“One-Year Break in Service” shall mean, with respect to any Employee, a computation period during which the Employee is credited with 500 or fewer Hours of Service. Except as provided in Paragraph B of Article II, the Plan Year shall be the computation period.

AL.

“Participant” shall mean any Eligible Employee who has become a participant of this Plan, in accordance with Article II of this Plan. Notwithstanding the foregoing, effective as of April 16, 2008, an Eligible Employee hereunder shall become a Participant solely with respect to either the Normal Retirement Benefits provided under Article III or the Retirement Credit Balance Benefits provided under Article IV, but shall not become a Participant for purposes of the benefits provided under both Articles III and IV.

AM.	“Plan” shall mean the Hecla Mining Company Retirement Plan, as set forth herein, and any amendments hereto. Effective as of April 16, 2008, the Plan is intended to constitute a statutory hybrid plan within the meaning of Section 411(a)(13) of the Code which, in part, provides benefits based upon the balance of a Participant’s hypothetical account.

AN.	“Plan Year” shall mean the twelve (12) month period ending December 31st.

AO.

“Social Security Retirement Age” shall mean age sixty-five (65) for individuals born before January 1, 1938, age sixty-six (66) for individuals born before January 1, 1955 and age sixty-seven (67) for individuals born on or after January 1, 1955.

AP.	“Social Security Taxable Wage Base” shall mean the contribution and benefit limit in effect under Section 3121(a)(1) of the Code.

AQ.

“Spousal Consent” shall mean an Eligible Spouse’s written consent which acknowledges the effect of the Participant’s election and is witnessed by a Plan representative or a notary public. Once made, consent shall be irrevocable unless the Participant changes his Beneficiary designation or revokes his election to waive the qualified joint and survivor annuity or the qualified pre-retirement survivor annuity, as applicable; upon such event, consent and shall be deemed to be revoked. Notwithstanding the foregoing, Spousal Consent is not required if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Eligible Spouse or that the Eligible Spouse cannot be located. In addition, no Spousal Consent is necessary if the Participant has been legally separated or abandoned within the meaning of local law and the Participant provides the Plan representative with a court order to that effect, so long as such court order does not conflict with a qualified domestic relations order. If the Eligible Spouse is legally incompetent to consent, the Eligible Spouse’s legal guardian may consent on her behalf, even if the legal guardian is the Participant. If the Eligible Spouse has consented to the designation of a trust as the Participant’s Beneficiary, Spousal Consent is not required for the designation of or change in trust beneficiaries.

AR.

“Top-Heavy Plan” shall mean, subject to Section AX of the Plan effective as of January 1, 2002: (1) a plan in which, as of the “determination date,” the aggregate of “accounts” of Key Employees exceeds sixty percent (60%) of the aggregate of “accounts” of all employees under the plan; and (2) each plan which is included in an “aggregation group” if such group is a top-heavy group, as determined under Section 416(g)(2) of the Code. For purposes of this Paragraph: (a) “determination date” means the last day of the immediately preceding Plan Year or, in the case of the first Plan Year, the last day of such year. Where two or more plans are aggregated, the plans will be aggregated by adding together the results for each plan as of the determination dates for such plans which fall in the same calendar year; (b) “accounts” means the sum of all accounts maintained for the employee determined as of the most recent valuation date occurring within the twelve-month period ending on the determination date (or, in the case of a defined benefit plan, the present value of the cumulative accrued benefits determined as of the valuation date used for computing plan costs for minimum funding purposes), including distributions made with respect to such employee under the plan during the five (5) year period ending on the

“determination date,” but excluding, however, rollover contributions, the account of a Non-Key Employee who was formerly a Key Employee, the account of an individual who has not performed services for the Employer at any time during the give (5) year period ending on the determination date, and further excluding those amounts attributable to deductible employee contributions (as defined in Section 72)(o)(5)(A) of the Code); and (c) “aggregation group” means (i) each plan of the Employer in which a Key Employee participates, and each other plan of the Employer which enables a plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code (including a terminated plan maintained within the last five (5) year period ending on the ‘determination date”), and (ii) any other plan maintained by the Employer which the Company elects to include within the group, provided the resulting group satisfies Section 401(a)(4) and Section 410 of the Code. In determining the cumulative accrued benefits of a defined benefit plan for purposes of this Paragraph, the actuarial assumptions specified by the defined benefit plan for this purpose shall be utilized. If differing actuarial assumptions are specified for two or more defined benefit plans, then the actuarial assumptions for the defined benefit plan including the largest number of employees in the first year any defined benefit plan is included within the aggregation group shall be utilized. Solely for the purpose of determining if the Plan, or any other plan in a required aggregation group of which this Plan is a part, is a Top Heavy Plan, the accrued benefit of an Employee other than a Key Employee shall be determined (a) under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

AS.

“Total Compensation” shall mean all amounts paid or made available to an Employee which are treated as compensation under Treasury Regulation Section 1.415-2(d)(2), and are not excluded from compensation under Treasury Regulation Section 1.415-2(d)(3).

	1.	Items Includable as Compensation. For purposes of applying the limitations of Section 415 of the Code, the term “compensation” includes:

(a)

The Participant’s wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with an Employer maintaining the Plan (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances).

(b)

In the case of a Participant who is an employee within the meaning of Section 401(c)(1) of the code and the regulations thereunder, the Participant’s earned income (as described in Section 401(c)(2) of the code and the regulations thereunder).

(c)

For purposes of subsections (a) and (b) of this Subparagraph, earned income from sources outside the United States (as defined in Section 911(b) of the Code, whether or not excludable from gross income under Section 911 of the Code).

	(d)	Amounts described in Sections 104(a)(3), 105(a) and 105(h) of the Code, but only to the extent that these amounts are includable in the gross income of the employee.

	(e)	Amounts paid or reimbursed by the Employer for moving expenses incurred by an employee, but only to the extent that these amounts are not deductible by the employee under Section 217 of the Code.

(f)

The value of a non-qualified stock option granted to an employee by the Employer, but only to the extent that the value of the option is includable in the gross income of the employee for the taxable year in which granted.

	(g)	The amount includable in the gross income of an employee upon making the election described in Section 83(b) of the Code.

2.	Items Not Includable as Compensation. The term “compensation” does not include items such as:

(a)

Contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to that plan, the contributions are not includable in the gross income of the employee for the taxable year in which contributed. In addition, Employer contributions made on behalf of an employee to a simplified employee pension described in Section 408(k) of the code are not considered as compensation for the taxable year in which contributed to the extent such contributions are deductible by the employee under Section 219(b)(7) of the Code. Additionally, any distributions from a plan of deferred compensation are not considered as compensation for Code Section 415 purposes, regardless of whether such amounts are includable in the gross income of the employee when distributed. However, any amounts received by an employee pursuant to an unfunded non-qualified plan may be considered as compensation for Code Section 415 purposes in the year such amounts are includable in the gross income of the employee.

(b)

Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture under Section 83 of the Code and the regulations thereunder.

	(c)	Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

(d)

Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the employee), or contributions made by an Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the employee).

Except as otherwise provided in this Plan, Total Compensation shall be determined on the basis of the Plan Year.

AT.	“Total Disability” shall mean total and permanent disability determined by a medical examiner of the Company’s choice.

AU.	“Trust” shall mean the trust established pursuant to Article X of this Plan.

AV.	“Trustees” shall mean the trustee or trustees of the Trust established pursuant to this Plan.

AW.

“Year of Service” shall mean a computation period during which an Employee is credited with not less than 1,000 Hours of Service with the Employer. Except as provided in Paragraph B of this Article II, the Plan Year shall be the computation period.

AX.

“Modification of Top-Heavy Rules” shall apply for purposes of determining whether the Plan is a top-heavy plan under section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of section 416(g) of the Code for such years.

1.

The term “Key Employee” means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the employer having annual compensation greater than $150,000 (effective as of January 1, 2008, as increased to $160,000 effective January 1, 2009), as adjusted under Section 416(i)(1) of the Code for subsequent Plan Years, a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means “415 Compensation” as reflected in Subparagraph AX-4. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

	2.	The following shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

		(a)	Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any Plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply with distributions under a termination plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by submitting “5-year period” for “1-year period”.

(b)

Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

3.

For purposes of satisfying the minimum benefit requirement of Section 416(c)(1) of the Code and the Plan, in determining years of service with the employer, any service with the employer shall be disregarded to the extent that such services occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no key employee or former key employee.

4.

For purposes of this Paragraph AX, “415 Compensation” shall mean all amounts paid or made available by the Employer to a Participant in a Plan Year that would constitute Compensation if paid to a Participant by the Employer. Effective as of January 1, 2008, 415 Compensation shall include any Compensation paid by the later of (a) 2 ½ months after a Participant’s severance from the service of the Employer, or (b) by the end of the Plan Year that includes the date of the Participant’s severance from employment if: (i) the payment is regular compensation for services during the Participant’s regular working hours or outside of those hours, and would have been paid to the Participant prior to the severance from employment had the Participant remained employed (such as overtime or shift differential), (ii) payment is for unused accrued sick, vacation or other leave, but only if the Participant would have been able to use the leave had they remained employed, and (iii) payment received from an unfunded nonqualified deferred compensation plan, if such payment would have been made at the same time the Participant severed from employment had they remained employed. Except as provided herein, 415 Compensation shall not include severance pay or similar post-severance payments. This definition shall comply with the Treasury Regulations issued under Section 415(c) of the Code effective as of January 1, 2008, and shall be interpreted and construed in accordance therewith.

AY.	“Phased Retirement Date” shall mean the first day of the month coinciding with or next following a Participant’s election of Phased Retirement Benefits.

AZ.	“Phased Retirement Benefit” shall mean a monthly benefit in the Normal Form as determined pursuant to Article III of this Plan.

BA.	“Highly Compensated Employee” means an Employee who, during the Plan Year or during the preceding 12-month period:

(a) is more than 5% owner of the Employer (applying the constructive ownership rules of Section 318 of the Code,

(b) has Compensation in excess of $80,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year);

If the Employee satisfies the definition in clause (b), in the Plan Year but does not satisfy clause (b) during the preceding 12-month period and does not satisfy clause (a) in either period the Employee is a Highly Compensated Employee only if he is one of the 100 most highly compensated Employees for the Plan Year.

For purposes of this Section BA, “Compensation” means Compensation as defined in Section K of this Article I.

The term “Highly Compensated Employee” also includes any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday.

BB.	“Military Service” Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service will be provided in accordance with Section 414(u) of the Code.

BC.

“Kennecott Companies” shall mean the Kennecott Greens Creek Mining Company and the Kennecott Juneau Mining Company. Effective as of and after April 16, 2008, Eligible Employees of the Kennecott Companies shall be eligible to participate in the Plan solely with respect to the either the Normal Retirement Benefits provided under Article III or the Retirement Credit Balance Benefits provided under Article IV.

BD.	“Kennecott Employees” shall mean employees of the Kennecott Companies prior to, as of and after April 16, 2008.

BE.

“Kennecott Defined Contribution Plan” means the Rio Tinto America, Inc. Investment Partnership Plan, a tax-qualified defined contribution plan, within the meaning of Section 401(a) of the Code, and subject to the requirements of ERISA.

BF.

“Kennecott Pension Plan” means the Rio Tinto America, Inc. Retirement Plan, a tax-qualified defined benefit plan, within the meaning of Section 401(a) of the Code, and subject to the requirements of ERISA.

BG.

“Kennecott Pension Participants” shall mean Eligible Employees of the Kennecott Companies with vested and accrued benefit entitlement under the Kennecott Pension Plan; provided, however, such term shall not include Kennecott Employees who elected, as of September 30, 2007, to cease benefit accrual under the Kennecott Pension Plan and to commence participation in the Kennecott Defined Contribution Plan as of October 1, 2007.

BH.	“Retirement Credit Balance Benefits“ shall mean a Participant’s Accrued Benefit as determined under Article IV.

BI.	“Termination of Employment“ shall mean a Participant’s separation from service of the Employer by reason of his resignation, retirement, discharge, disability or death.

BJ.

“Distribution Calendar Year” A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date (within the meaning of Paragraph P of Article III.) For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Paragraph P-10 of Article III.

BK.

“Date of Distribution” shall mean the date the Participant’s benefit under the Plan commences based upon the Participant’s (with Spousal Consent, if applicable) election of a Retroactive Annuity Starting Date as provided in Paragraph X of Article III.

BL.

“Retroactive Annuity Starting Date” A benefit commencement date (which constitutes an annuity starting date within the meaning of Section 417(f) of the Code) affirmatively elected by the Participant that occurs on or before the date on which the Administrator provides the written explanation of the Qualified Joint and Survivor Annuity as required by Paragraph X of Article III, in accordance with Section 417(a)(3) of the Code.

ARTICLE II
ELIGIBILITY AND PARTICIPATION

An Eligible Employee shall become a Participant of the Plan in accordance with the following requirements; provided, however, that an Eligible Employee who is employed on the Effective Date shall become a Participant of the Plan on that date; and provided further, that an Eligible Employee who was a Participant of the Plan prior to the effective date of this amendment shall continue to be a Participant of the Plan under the terms and conditions set forth herein:

A.	Service Requirement

1.

Each Eligible Employee who has completed one (1) Year of Service as an Eligible Employee shall become a Participant of the Plan as of the Entry Date coincident with or next following the last day of the Eligibility Computation Period during which such period of service is completed.

Effective January 1, 1995, each Eligible Employee who has completed one (1) Year of Service shall become a Participant of the Plan as of the Entry Date coincident with or next following the last day of the Eligibility Computation Period during which such period of service is completed.

2.

An Eligible Employee who satisfies the service requirements of Subparagraph 1 but who is not an Eligible Employee on the Entry Date shall become a Participant of the Plan immediately upon again becoming an Eligible Employee.

3.

Effective as of April 16, 2008, each person employed by the Kennecott Companies as of April 15, 2008, and who participated in the Kennecott Defined Contribution Plan or the Kennecott Pension Plan as of such date, shall become a Participant in the Plan on April 16, 2008. Each Eligible Employee hired by the Kennecott Companies as of and after April 16, 2008, who has completed one (1) Year of Service as an Eligible Employee shall become a Participant of the Plan as of the Entry Date coincident with or next following the last day of the Eligibility Computation Period during which such period of service is completed.

B.	Eligibility Computation Period

For purposes of Article II, the initial Eligibility Computation Period shall be the twelve (12) consecutive month period commencing with the date on which an Employee first performs an Hour of Service for the Employer. Subsequent Eligibility Computation Periods will be the Plan Year, commencing with the Plan Year which includes the first anniversary of the date the Employee first performs an Hour of Service.

C.	Participation

Participation in the Plan continues until a Participant terminates by Early Retirement, Normal Retirement, by delayed retirement, by reason of Total Disability, death or Termination of Employment with the Employer and has a One-Year Break in Service. An Employee whose participation in the Plan has terminated shall become a Participant again on the date he again becomes an Eligible Employee and completes the service requirement of Paragraph IIA. Effective as of April 16, 2008, an Employee of the Kennecott Companies whose participation in the Plan has terminated shall become a Participant again on the date he is rehired and otherwise satisfies the requirements of Paragraph IIA-3. An Employee whose participation in the Plan has terminated but who has not received all benefits under the Plan shall be a ‘former Participant.’ For the purpose of establishing a One-Year Break in Service hereunder, the applicable computation period shall be the Eligibility Computation Period as defined in Paragraph B of Article II hereof.

D.	Leaves of Absence

A Participant’s employment is not considered terminated for purposes of the Plan while he is on leave of absence with the consent of the Employer, provided that he returns to the employ of the Employer at the expiration of such leave. Leaves of absence shall mean leaves granted by the Employer, in accordance with written rules uniformly applied to all Employees, for reasons of health or public service or for reasons determined by the Employer to be in its best interests. A Participant’s employment shall also not be deemed to have terminated while he is a member of the Armed Forces of the United States, provided that he returns to the employment of the Employer within ninety (90) days (or such longer period as may be prescribed by law) from the date he first became entitled to his discharge. Participants who do not return to the employ of the Employer within sixty (60) days following the end of the leave of absence, or within the required time in case of service with the Armed Forces, shall be deemed to have terminated their employment as of the date when their leaves of absence began, unless such failure to return was the result of Early Retirement, Normal Retirement, delayed retirement, Total Disability or death.

E.	Suspended Participation

A Participant who ceases to be an Eligible Employee, but who has not separated from the service of the Employer, shall become a suspended Participant. During the period of suspension, no amounts which are based on his Compensation or Total Compensation from and after the date of suspension shall be used to determine his Accrued Benefit under Article III. However, the Participant shall continue to vest in his Accrued Benefit, and he shall be entitled to benefits in accordance with the other provisions of the Plan while he is a suspended Participant. Notwithstanding the foregoing, effective as of April 16, 2008, a Participant’s Retirement Credit Balance Benefits entitlement under Article IV shall continue to be credited with interest, pursuant to the assumptions set forth in Paragraph B-2 of Article I, during the Participant’s period of suspension.

F.	Inactive Participation

A Participant who has fewer than 1,000 Hours of Service in any Plan Year, but who is not separated from the service of the Employer, shall be an inactive Participant for such Plan Year. No amounts which are based on his Compensation or Total Compensation shall be used to determine his Accrued Benefit for such Plan Year. Provided, however, effective as of April 16, 2008, a Participant’s Retirement Credit Balance Benefits entitlement under Article IV shall continue to be credited with interest, pursuant to the assumptions set forth in Paragraph B-2 of Article I, during the Participant’s period of inactive participation.

G.	Reemployment After Retirement

If a Participant is reemployed by the Employer in “Section 203(a)(3)(B) service” after commencing benefit payments, the Participant’s payments will be suspended and benefits will continue to accrue as described in Subparagraph D-1 of Article III and Subparagraph B of Article IV. Benefit payments will recommence as of the Participant’s delayed retirement date and will be determined as provided in Paragraph H of Article III, and Paragraph B of Article IV. The employer shall adopt written procedures relating to this Paragraph G which comply with Department of Labor Regulation 29 CFR Section 2530.203-3; these written procedures shall be provided to Participants by personal delivery or first class mail during the first payroll period in which the Plan withholds payments or the first calendar month that his benefits are suspended. The preceding suspension provisions shall not apply to a Participant during the first twenty-four (24) months following the Participant’s Phased Retirement Date for purposes of Article III.

ARTICLE III
NORMAL RETIREMENT BENEFITS

A.	Benefit Eligibility

Effective as of April 16, 2008, the Normal Retirement Benefits described in this Article III shall apply solely with respect to: (1) Eligible Employees who are employed by an Employer and who are Participants in the Plan as of April 16, 2008; (2) Eligible Employees who are employed by an Employer other than the Kennecott Companies after April 16, 2008; and (3) Eligible Employees of the Kennecott Companies who participated in the Kennecott Pension Plan prior to April 16, 2008. An Eligible Employee employed by the Kennecott Companies as of and after April 16, 2008, who was not formerly a participant in the Kennecott Pension Plan with vested and accrued retirement benefits thereunder, shall not be eligible to receive any benefit to which this Article III applies. Notwithstanding the foregoing, Kennecott Employees with vested and accrued benefits under the Kennecott Pension Plan who elected, as of September 30, 2007, to cease benefit accrual under the Kennecott Pension Plan and to commence participation in the Kennecott Defined Contribution Plan as of October 1, 2007, shall not be eligible to receive a Normal Retirement Benefit as provided under this Article III. Instead, such Kennecott Employees shall be eligible to receive solely those Retirement Credit Balance Benefits under Article IV.

B.	Waiver of Employer Contributions

Notwithstanding anything herein to the contrary, contributions by an Employer may be waived in whole or in part in any Plan Year during which a substantial business hardship has been sustained, as determined in writing by the Secretary of the Treasury pursuant to Section 412(d) of the Code.

C.	Annual Valuation

As soon as practical after the end of each Plan Year or after the removal or resignation of the Trustee, the Trustee shall determine the fair market value of the Trust Fund as of the close of the Plan Year (or the close of the shorter period ending with such resignation or removal), using procedures in accordance with generally accepted accounting principles.

D.	Normal Retirement Benefit

1.(a)

Subject to the Annual Overall Disparity provisions of Subparagraph D-3(a) and to the provisions of Paragraphs E and F of this Article III, each Participant who is not an Employee on or after July 1, 2000, upon attainment of his Normal Retirement Age, shall be entitled to receive a Normal Retirement Benefit equal to one-twelfth (1/12) of the sum of (a)(i) and (ii):

		(i)	1.0% (subject to Subparagraph D-3 below) of such Participant’s Average Compensation multiplied by the number of years of Credited Service, plus

		(ii)	0.50% (subject to Subparagraph D-3 below) of such Participant’s Excess Compensation multiplied by the number of years of Credited Service.

(b)

Subject to the Annual Overall Disparity provisions of Subparagraph D-3(a) and to the provisions of Paragraphs E and F of this Article III, each Participant who is an Employee on or after July 1, 2000, upon attainment of his Normal Retirement Age, shall be entitled to receive a Normal Retirement Benefit equal to one-twelfth (1/12) of the sum of (b)(i) and (ii):

		(i)	1.0% (subject to Subparagraph D-3 below) of such Participant’s Average Compensation multiplied by the number of years of Credited Service, plus

		(ii)	0.75% (subject to Subparagraph D-3 below) of such Participant’s Excess Compensation multiplied by the number of years of Credited Service.

The number of years of Credited Service taken into account for any Participant under Subparagraph D-1(a)(ii) and D-1(b)(ii) above shall not exceed such Participant’s Cumulative Disparity Limit as determined under Subparagraph D-3(b) of this Article III.

For purposes of this Paragraph D, “Excess Compensation” shall mean for any Plan Year the amount by which a Participant’s Average Compensation exceeds the Participant’s Covered Compensation for such Plan Year.

2.	For any Participant whose Average Compensation is sufficient to generate a retirement benefit, said retirement benefit shall be not less than a minimum of $13.33 per month.

3.

Notwithstanding any other provision of this Plan to the contrary, if the Employer also maintains or maintained another qualified plan that provides for, or provided for, permitted disparity, the following provisions shall apply:

(a)

Annual Overall Disparity. In any Plan Year beginning after December 31, 1988, in which any Participant accrues a benefit under this Plan, and under another qualified plan of the Employer (including a simplified employee pension plan as defined in Section 408(k) of the Code), that provides for permitted disparity (or imputes disparity) under Section 401(1) of the Code and the regulations thereunder, the benefit of all Participants under this Plan shall be equal to the base benefit percentage, as entered into the benefit formula in Subparagraph D-1(a) of this Article III, multiplied by the Participant’s Average Compensation. In the event that this Subparagraph D-3(a) is applicable, this Plan shall have a Fresh-Start Date on the last day of the Plan Year preceding the Plan Year in which this Subparagraph is first applied. Further, if in any subsequent Plant Year this Plan no longer benefits any Participant who also benefits under another qualified plan of the Employer (including a simplified employee pension plan as defined in Section 408(k) of the Code), that provides for permitted disparity (or imputes disparity) under Section 401(1) of the Code and the regulations thereunder, this Plan shall have a Fresh-Start Date on the last day of the Plan Year preceding the Plan Year in which this Subparagraph is no longer applicable.

	(b)	Cumulative Disparity Limit. If a Participant of this Plan:

		(i)	has benefited under one or more defined benefit plans of the Employer for a Plan Year beginning after December 31, 1991;

(ii)

currently benefits or has ever benefited under one or more other qualified plans of the Employer (including a simplified employee pension plan as defined in Section 408(k) of the Code) that provide for, or provided for, permitted disparity; and

		(iii)	the number of years, when aggregated, in which such Participant benefits under all such plans using a formula that takes into account such permitted disparity exceeds thirty-five (35), then:

The Participant’s benefit accrued under this Plan shall be restricted and limited to such Participant’s Cumulative Disparity Limit which shall be equal to thirty-five (35) less the number of years during which such Participant earned a year of credited service under one or more qualified plans ever maintained by the Employer (including a simplified employee pension plan as defined in Section 408(k) of the Code), other than years for which a Participant earned a year of

Credited Service under this Plan. For purposes of determining the Participant’s Cumulative Disparity Limit, all years ending in the same calendar year are treated as the same year. If the Participant’s Cumulative Disparity Limit is less than the period of years specified in Subparagraph D-1(b) of this Article III, then for years after the Participant reaches the Cumulative Disparity Limit and through the end of the period specified in Subparagraph D-1, the Participant’s benefit shall be equal to the excess benefit percentage, or, if less, the highest percentage permitted under the 133-1/3 percent accrual rule of Section 411(b)(1)(B) of the Code, if applicable, multiplied by the Participant’s Average Compensation.

4.

Notwithstanding any provision of this Paragraph D to the contrary, if a Participant is entitled to a Minimum Annual Retirement Benefit pursuant to Paragraph E of this Article III, the Participant’s Normal Retirement Benefit shall be the greater of the benefit otherwise provided by this Paragraph D or the Minimum Annual Retirement Benefit.

5.

Benefits paid under this Subparagraph D shall be adjusted by the percentages and subject to the limitations set forth in Appendix I, as the Participants identified in that Appendix are shown from time to time.

6.

For purposes of determining the Normal Retirement Benefit of an Employee who becomes a Participant in the Plan as of and after April 16, 2008, who formerly participated in the Kennecott Pension Plan as of April 16, 2008, such Participant’s monthly Normal Retirement Benefit under this Paragraph D shall be adjusted by the sum of (a)(i) plus (a)(ii) below, minus the sum of (b)(i) plus (b)(ii) below.

	(a)(i)	1% of the Kennecott Pension Participant’s Average Monthly Final Earnings under the Plan multiplied by the Kennecott Pension Participant’s years of benefit service with the Kennecott Companies.

(ii)

1-2/3% of the Kennecott Pension Participant’s Average Monthly Final Earnings under the Plan in excess of the Participant’s Monthly Covered Compensation, multiplied by the Kennecott Pension Participant’s years of benefit service at the Kennecott Companies.

(b)(i)

1% of the Kennecott Pension Participant’s Average Monthly Final Earnings under the Kennecott Pension Plan not in excess of the Participant’s Monthly Covered Compensation, multiplied by the Kennecott Pension Participant’s years of benefit service at the Kennecott Companies.

(ii)

1-2/3% of the Kennecott Pension Participant’s Average Monthly Final Earnings under the Kennecott Pension Plan in excess of the Participant’s Monthly Covered Compensation, multiplied by the Kennecott Pension Participant’s years of benefit service at the Kennecott Companies.

For purposes of Subparagraphs 6(a)(i), 6(a)(ii), 6(b)(i) and 6(b)(ii), the terms ‘Average Monthly Final Earnings’ and ‘Monthly Covered Compensation’ shall mean as defined under the Kennecott Pension Plan, the applicable provisions of which are reflected in Appendix III hereto. To the extent the formula reflected in Subparagraph D-6(b) is inconsistent with the provisions of the Kennecott Pension Plan as reflected in Appendix III, the provisions of Appendix III shall govern and control, solely for the purpose of this Subparagraph D-6(b).

E.	Minimum Benefit Requirements

1.

Notwithstanding any provision of this Plan to the contrary, in any Plan Year in which the Plan is a Top-Heavy Plan, each Non-Key Employee who is a Participant shall accrue a Minimum Annual Retirement Benefit which shall be equal to the lesser of: (a) two percent (2%) of the Participant’s Average Annual Compensation multiplied by Years of Minimum Benefit Service, or (b) twenty percent (20%) of the Participant’s Average Annual Compensation.

2.

Notwithstanding any provision of this Paragraph E to the contrary, in any Plan Year in which this Plan is a Top-Heavy Plan, each Non-Key Employee Participant who is also covered by a defined contribution plan of the Employer shall accrue a Minimum Annual Retirement Benefit as provided by this Plan.

	3.	For purposes of this Paragraph E, the term:

		(a)	“Minimum Annual Retirement Benefit” shall mean a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at the Normal Retirement Age.

(b)

“Average Annual Compensation” shall mean the average of the Total Compensation for the Participant’s five (5) consecutive years which produce the highest such average. In the event a Participant has been such for fewer than five (5) years, such lesser period of participating service shall be 35 used to determine Average Annual Compensation. Except to the extent otherwise provided in the Plan, a year shall not be included for purposes of determining Average Annual Compensation if:

			(i)	Such year is not included in a Year of Service;

			(ii)	Such year ends with or within a Plan Year beginning before January 1, 1984; or

			(iii)	Such year begins after the close of the last year in which the Plan was a Top-Heavy Plan.

		(c)	“Years of Minimum Benefit Service” shall mean Years of Service, but excluding:

			(i)	Years of Service prior to January 1, 1984;

			(ii)	Years of Service in which the Plan is not a Top-Heavy Plan; and

			(iii)	Years of Service in excess of ten (10) years.

F.	Maximum Benefit for any Participant

The amount of a Participant’s Normal Retirement Benefit shall be subject to the limitations of Section 415 of the Code as described under Article V of this Plan.

G.	Early Retirement Benefit

1.

Each Participant, upon Early Retirement, shall be entitled to receive an Early Retirement Benefit which shall be equal to his Accrued Benefit reduced by one-half percent (1/2%) for each month his Early Retirement Date precedes his Normal Retirement Date. Said benefit shall commence as of the first day of the month coincident with or next following the Participant’s Early Retirement Date.

2.

Early Retirement with Thirty (30) Years of Service. A Participant, or former Participant who has terminated with vested benefits, who has not less than thirty (30) Years of Service with the Company may retire on the first day of any month following his sixtieth (60) birthday. In such case, no actuarial reduction will be applied to the pension to be received. In addition, a former Participant who has not less than thirty (30) Years of Service and has attained the age of fifty-five (55), but who has not attained the age of sixty (60) and who has been terminated by the Company by reason of reduction of the work force, may retire on the first day of any moth following his termination on pension (1) to commence on the first day of the month following his sixtieth (60th) birthday in the amount accrued to him on the date of his actual retirement, or (2) to commence at this option on the first day of any month after his termination by the Company by reason of a reduction of work force and before this sixtieth (60th) birthday, but the amount of his pension shall be reduced by one-half (1/2) of one percent (1%) for each month which the date payments commence precedes age sixty (60). For purposes of this Subparagraph G-2, Years of Service while covered under the Lucky Friday Pension Plan shall be included.

Notwithstanding the foregoing, if a Participant’s retirement benefit commences at or prior to age sixty (60) with actuarial reduction from age sixty (60) under the terms of this Subparagraph, the percentage under Subparagraph D-1(a) of this Article III shall be increased as follows:

Benefit Commencement Age	Social Security Retirement Age

66	67

60.025%	.050%
59.020	.045

Benefit Commencement Age	Social Security Retirement Age

66	67

58.015	.040
57.010	.035
56.005	.036
55.006	.034

H.	Delayed Retirement Benefit

If a Participant continues to be employed (or is reemployed by the Employer) after attaining Normal Retirement Age in “section 203(a)(3)(B) service” under Department of Labor Regulation 29 CFR Section 2530.203-3, payments shall not commence (or, in the case of reemployment, shall be suspended) until the Participant’s delayed retirement date. Such Participant, upon Normal Retirement on a delayed retirement date, shall be entitled to receive a Delayed Retirement Benefit which shall be the Normal Retirement Benefit based on years of Credited Service and Average Compensation through the Participant’s actual retirement date. The Plan shall give notice to such Participant as required under Department of Labor Regulation 29 CFR Section 2530.203-3(b)(4) no later than the end of the first calendar month or payroll period in which the Plan delays the commencement of payments (or suspends payments due to reemployment). Notwithstanding the foregoing, if a Participant continues to be employed (or is reemployed by the Employer) after attaining Early Retirement Age. Benefits will accrue while such Participant remains employed as described in Article III and the amount of the payments will be recalculated each year as of the last day of the Plan Year to reflect those additional benefits. The increase in the Participant’s Accrued Benefit will be offset by the Actuarial Equivalent of the benefits received during the Plan Year. This Section III – H shall not apply to a Participant who has elected a Phased Retirement Date.

I.	Death Benefit

In the event of the death of vested Participant prior to such Participant’s Normal Retirement Age or Annuity Starting Date, such Participant’s Beneficiary shall be entitled to receive a Death Benefit payable pursuant to the provisions of Paragraph K of this Article III.

J.	Disability Retirement Benefit

A Participant who has ten (10) Years of Service and who, while in the employ of the Company and covered under this Plan prior to his Normal Retirement Date, is found to be totally and permanently disabled by a medical examiner of the Company’s choice, and whose disability is not covered by any Worker’s Compensation Act or Occupational Disease Law, shall be retired on the first of any month following the date he was determined to be totally disabled and be entitled to a monthly pension allowance equal to that pension he would receive for normal retirement based upon his service to his disability retirement date. In the event a Participant is totally and permanently disabled prior to completing the aforenoted ten (10) Years of Service, then, for purposes of accumulating the required ten (10) Years of Service described in this Paragraph J, time during which an Employee or former Employee is receiving benefits under a Hecla Mining Company non-occupational disability plan, insurance or related plan for permanent disability, or workmen’s compensation plan paid for by the Company, shall be taken into account for the purposes of computing Years of Service up to a total of ten (10) years, but not for the purposes of computing any accrued benefits payable.

An Employee will not be entitled to disability benefits under this Paragraph if the Total Disability resulted form his having been engaged in a criminal enterprise or from habitual drunkenness or addiction to narcotics or was from a self-inflicted injury or resulted from service in the Armed Forces after the effective date of the Plan or for which the employee receives a military pension. Provided also that if the Participant should recover so as to be able to return to the service of the Company, the pension provided by the Paragraph shall be suspended. If any such pensioner is restored at any age to active service as an Employee, his disability pension shall cease and his participant in the Plan shall be renewed.

The Company shall have the right, prior to his Normal Retirement Date, to require any participant receiving a monthly disability pension allowance pursuant to this Paragraph to be examined by a physician of the Company’s choice not more often than once in each calendar year to determine if he continues to be disabled, as a condition to his continuing to receive the disability pension allowance prior to his Normal Retirement Date. If the Company determines, at any time prior to his Normal Retirement Date, than any such Participant is not disabled, his disability pension allowance shall cease.

K.	Eligible Spouse’s Survivor Benefits

	1.	If a Participant dies on or after his Annuity Start Date with respect to such benefit, effective as of December 12, 2002, the Participant’s Eligible Spouse, if any, shall receive:

		(a)	A benefit in the form of a qualified joint and survivor annuity as set forth in Paragraph L of this Article III, and

(b)

If the deceased Participant’s Annuity Start Date was prior to July 1, 1986, a monthly benefit payable for thirty-six (36) consecutive months equal to the lesser of $75.00 and the monthly retirement benefit the Participant was receiving from the Plan immediately prior to his death.

2.

If a vested Participant dies before his Annuity Starting Date with respect to such benefit, the Participant’s Eligible Spouse, if any, shall receive the portion of the Participant’s Accrued Benefit which is not being distributed in the form of a qualified joint and survivor annuity as a qualified pre-retirement survivor annuity unless otherwise elected as provided below. A “qualified pre-retirement survivor annuity” means an immediate survivor annuity for the life of the Eligible Spouse. Payments to the Participant’s Eligible Spouse under such annuity shall be the same as the amounts which would be payable as a survivor annuity under a qualified joint and survivor annuity (or the Actuarial Equivalent thereof) if:

(a)

In the case of a Participant who dies after the earliest date on which he could elect to commence benefits under the Plan, such Participant had retired with an immediate qualified joint and survivor annuity on the day before his death. The qualified pre-retirement survivor annuity shall be calculated as of the Participant’s death.

(b)

In the case of a Participant who dies on or before the earliest date on which he could elect to commence benefits under the Plan, such Participant: had (i) separated form service on the earlier of actual separation of service or the date of death, (ii) survived until the earliest date on which he could elect to commence benefits under the Plan, (iii) retired with a benefit in the form of an immediate qualified joint and survivor annuity at that time, and (iv) dies on the day thereafter. The qualified pre-retirement survivor annuity shall be calculated as of the earliest date on which the Participant could elect to commence benefits.

3.

If a vested Participant dies before his Annuity Starting Date while in the active employ of the Company, the Participant’s Eligible Spouse, if any, shall receive a monthly benefit of one-half (1/2) of the Participant’s monthly Accrued Benefit as of the date of his death.

L.	Qualified Joint and Survivor Annuity

Unless the Participant elects otherwise as provided in Subparagraph L-2 below, the Committee shall direct the Trustee to distribute on behalf of a vested Participant a benefit in the form of a qualified joint and survivor annuity for all distributions to the Participant.

1.

The term “qualified joint and survivor annuity” means an immediate annuity for the life of the Participant if he does not have an Eligible Spouse or, if he has an Eligible Spouse, an annuity which is the Actuarial Equivalent of the Normal Form for the life of the Participant with a survivor annuity for the life of his Eligible Spouse. The survivor annuity percentage shall be fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and his Eligible Spouse.

2.

Notwithstanding the foregoing, a Participant may elect to waive the qualified joint and survivor annuity and thereby receive an alternate form of distribution asset forth in Paragraph N of this Article III. Such waiver must be made within the one hundred and eighty (180) day period (ninety (90) day period prior to January 1, 2008) ending on the Participants Annuity Starting Date with respect to such benefit. A Participant may subsequently revoke an election to waive a qualified joint and survivor annuity and elect again to waive the qualified joint and survivor annuity at any time and any number of times prior to such Annuity Starting Date. All such elections and revocations shall be in writing. Any election to waive a qualified joint and survivor annuity (1) must specify the alternate form of distribution elected, (2) must be accompanied by the designation of a specific nonspouse beneficiary (including any class of beneficiaries or any contingent beneficiaries) who will receive the benefit upon the Participant’s death, if applicable, and (3) must be accompanied by a Spousal Consent, to the extent required under Paragraph AQ of Article I.

3.

Such designation of a joint and survivor annuity or exercise of the election to waive the joint and survivor annuity made before retirement shall become effective on the date of retirement. Any designation, change in designation or election to waive the joint and survivor annuity made after retirement shall become effective two (2) years after the date of such change of designation or election provided that both the Participant and his spouse must be alive at the end of the two (2) year period (unless (i) the Participant died from accidental causes, (ii) failure to give effect to the election or revocation would deprive the survivor of a survivor annuity and (iii) the election or revocation was made before the accident occurred). No designation of survivor pension amount, change in designation of survivor pension amount or election to take without survivor benefits shall affect any pensions payable prior to the date such respective exercise becomes effective. If the spouse dies after the Participant’s retirement, the Participant shall have no right to designate another, change the pension amount, or elect to waive the joint and survivor annuity.

M.	Deferred Vested Benefit

1.

A Participant who ceases to be an Employee for reasons other than death, Total Disability or retirement shall be entitled to a deferred vested benefit, commencing as of his Normal Retirement Date, which shall be equal to his Accrued Benefit at termination of employment multiplied by his vested percentage determined pursuant to Article VI.

2.

A Participant eligible for a termination benefit who ceased to be an Employee after satisfying the service requirements for an Early Retirement Benefit but before satisfying the age requirement for such Early Retirement Benefit shall be entitled upon satisfaction of the age requirement to elect to commence to receive his deferred vested benefit. The amount paid pursuant to this Subparagraph M-3 shall be the Actuarial Equivalent of the deferred vested benefit he would have received at his Normal Retirement Date.

N.	Distributions Prior to Early Retirement Age

Distributions prior to Early Retirement Age are not allowed except for payment of disability benefits, lump-sum payments of under $3,500, Early Retirement Window Benefit payments, or Early Retirement Window Additional Benefit payments.

O.	Optional Form of Benefit

1.

Effective for distributions made after December 31, 1992, a Participant or Beneficiary who is entitled to receive an Eligible Rollover Distribution may direct the Committee to pay all or a portion of such distribution directly to an Eligible Retirement Plan, in lieu of paying such amount to the Participant or Beneficiary, pursuant to Paragraph Q of this Article III. Except as provided in Paragraph L, a Participant may elect to receive his retirement benefits in any forms described in Subparagraph O(2) of this Article III, provided that distributions may be made only over one of the following periods (or a combination thereof):

		(a)	The life of the Participant;

		(b)	The life of the Participant and his Beneficiary;

		(c)	A period certain not extending beyond the life expectancy of the Participant; or

		(d)	a period certain not extending beyond the joint and last survivor expectancy of the Participant and his designated Beneficiary.

An election to receive a Plan distribution under any method set forth in this Paragraph O for an Annuity Starting Date which occurs on or after the Participant’s Normal Retirement Age shall apply to all subsequent distributions mad eon behalf of the Participant. The form of benefit selected shall be the Actuarial Equivalent of the Normal Form of benefit.

	2.	Optional forms of benefits are as follows, each of which shall be the Actuarial Equivalent of the Normal Form:

		(a)	An annuity payable over the life of the Participant.

(b) A joint and survivor annuity payable over the life of the Participant with a continuation of 100%, 66 2/3% or 50% of the benefit to the spouse of the Participant upon the death of the Participant.

(c)

A joint and survivor annuity with pop-up payable over the life of the Participant with a continuation of 100%, 66 2/3% or 50% of the benefit to the spouse of the Participant upon the death of the Participant. If the Participant’s spouse predeceases the Participant, the benefit payable to the Participant shall revert to its original amount as if the joint and survivor option had not been elected.

3.

If the Participant’s Eligible Spouse is not the designated beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the Participant’s life expectancy; and payments under such distribution method shall comply with Treasury Regulation Section 1.401(a)(9)-2 Q&A-6(b).

4.

Notwithstanding anything to the contrary in this Article III, if a Participant ceases to be an Employee for any reason and the Actuarial Equivalent present value of his vested Accrued Benefit derived from Employer and Employee contributions (including rollovers) is equal to or less than $3,500 on the date distributions commence, the Committee shall pay as soon as practicable to the Participant or his Beneficiary, as the case may be, the Actuarial Equivalent present value of his vested Accrued Benefit in a lump-sum. No distribution may be made under the preceding sentence after the Participant’s Annuity Starting Date unless the Participant and his Eligible Spouse consent thereto in a manner which is comparable to the Spousal Consent requirements in Paragraph AQ of Article I. A Participant who has no vested right in his Accrued Benefit shall be deemed to have received a distribution of his entire vested Accrued Benefit as of the date he terminated participation in the Plan. The Actuarial Equivalent of lump-sum payments shall be determined in accordance with Subparagraph B-3 of Article I.

	5.	If any monthly annuity benefit payable under the Plan is $10 or less, the Plan may make benefit payments in less frequent intervals of one (1) year or less.

	6.	A Participant who is entitled to receive an Early Retirement Window Additional Benefit may elect to receive the Actuarial Equivalent present value of such benefit in a lump-sum.

P.	Time of Distribution

1.

The Committee must provide the Participant with a “general notice of distribution” no less than thirty (30) and no more than one hundred and eighty (180) days (ninety (90) days prior to January 1, 2008) before the Participant’s Annuity Starting Date. Such notice must be in writing and must set forth the following information: (i) an explanation of the eligibility requirements for, the material features of, and the relative values of the alternate forms of benefits available under Paragraphs L and O of this Article III, and (ii) the Participant’s right to defer receipt of a Plan distribution under Subparagraphs P-3 and P-4 of this Article III. This general notice also shall include (a) the terms and conditions of a qualified joint and survivor annuity; (b) the Participant’s right to make, and the effect of, an election to waive the qualified joint and survivor annuity; (c) the rights of the Participant’s Eligible Spouse; and (d) the right to make, and the effect of, a revocation of an election to waive a qualified joint and survivor annuity. Such notice shall be given to the Participant in person, by mailing, by posting, or by placing it in an Employer publication which is distributed in such a manner as to be reasonable available to such Participant. If the notice is to be posted, it shall be posted at the location within the Participant’s principal place of employment which is customarily used for employer notices to employees with regard to labor-management relation matters. Notice under this Paragraph P is not required if the present value of the Participant’s vested Accrued Benefit is less than or equal to $3,500.

2.

Upon receipt of the general notice of distribution, a Participant may consent in writing to receive a distribution of his vested Accrued Benefit to be distributed at the time and in the manner set forth in this Article III. The Participant’s consent to receive such distribution prior to his Normal Retirement Age must be accompanied by the written consent of the Participant’s Eligible Spouse, if married, which is comparable to the Spousal Consent requirements in Paragraph AQ of Article I, unless the distribution is to be made in the form of a joint and survivor annuity. Notwithstanding anything contained herein to the contrary, as provided in Paragraph X of this Article III, a Participant (with Spousal Consent, if applicable) may elect a Retroactive Annuity Starting Date, in which case the issuance of the written explanation described in Paragraph P of this Article III shall be provided as required in Paragraph X.

3.

Subject to the maximum deferral requirements of Subparagraphs P-5 and P-6 of this Article III, a Participant may elect to defer receipt of a Plan distribution, provided that such election is in writing, describes the form of benefit payment, indicates the date the distribution is to commence, and is signed by the Participant. To the extent not inconsistent with Subparagraph P-4 below, in the event that the Participant does not elect to defer receipt of his distribution, payment of a Participant’s Accrued Benefit shall be gin not later than the 60th day after the latest of the close of the Plan Year in which:

	(a)	The Participant attains the earlier of age sixty-five (65) or Normal Retirement Age;

	(b)	Occurs the tenth (10th) anniversary of the year in which the Participant entered the Plan; or

	(c)	The Participant terminates employment with the Employer.

4.

In the event that the Participant has terminated employment and the Participant (and the Eligible Spouse, if applicable) neither consents to receive a Plan distribution nor elects to defer receipt of a Plan distribution, the Actuarial Equivalent present value of the Participant’s vested Accrued Benefit shall be distributed in the form of a qualified joint and survivor annuity upon the Participant’s Normal Retirement Date (or, such later date of termination), but in no event before the date the Participant attains Normal Retirement Age, if the Actuarial Equivalent present value of such vested Accrued Benefit derived from Employer and Employee contributions (including rollovers) exceeds $3,500 (or, if the present value of such vested Accrued Benefit exceeded $3,500 prior to such distribution, is less than or equal to $3,500 for distributions made after the initial distribution date). For purposes of this Subparagraph P-4, the determination whether the Actuarial Equivalent present value of the Participant’s vested Accrued Benefit is equal to or less than $3,500 shall be made in accordance Subparagraph B-3 of Article I. The Committee may distribute a benefit in the form of a qualified joint and survivor annuity to the Participant without his prior consent if such distribution is necessary to comply with Section 415 or 411(b) of the Code.

5.

Notwithstanding anything to the contrary contained in this Plan, other than the rules pertaining to pre-1984 elections described in Subparagraph P-6 below, distribution to a Participant shall commence no later than April 1st of the calendar year following the later of (a) the calendar year in which the Participant attains age seventy and one-half 70 ½ or (b) terminates employment. Notwithstanding the foregoing, distributions must commence to Employees who were five-percent (5%) owners (as defined in Section 416 of the Code) no later than April 1 of the calendar year following the year in which the Participant attains age seventy and one-half (70 ½). Once distributions have begun to a five percent (5%) owner, such distributions must continue even if the Participant ceases to be a five percent (5%) owner in a subsequent year. If the amount of the required payment cannot be ascertained by the date payment is to commence, of if it is not possible to make such payment because of the Committee’s inability to locate the Participant after making reasonable efforts to do so, a payment retroactive to the required commencement date shall be made no later than sixty (60) days after the date the amount of such payment can be ascertained or the Participant is located.

6.

Notwithstanding anything in this Paragraph P to the contrary, a Participant may receive a Plan distribution at a time and in a form different from that required under this Paragraph if such distribution is pursuant to a written election by a Participant which (a) was signed and filed with the Employer prior to January 1, 1984, (b) specified when Plan distributions shall begin and in what form they shall be paid, (c) indicated the Participant’s designated Beneficiary in the case of a distribution upon the Participant’s death, (d) satisfied the requirements of the Internal Revenue Code in effect immediately prior to the effective date of the Tax Equity and Fiscal Responsibility Act of 1982, (e) satisfies the requirements of Paragraph L of this Article III, and (f)

either was not changed or changed only to substitute or add another Beneficiary if such change did not affect the period over which distributions were to be made. The Company shall alter this election if it determines that such action is necessary to preserve the tax qualification of this Plan.

7.

The Participant’s Beneficiary may consent to receive benefits as soon as practicable after the Participant’s death. Such consent by a surviving spouse must be comparable to the Spousal Consent requirements in Subparagraph AQ of Article I.

8.

A Beneficiary may elect to defer such distribution beyond the time specified in Subparagraph P-7 above, provided that such election is in writing, describes the form of benefit payment to be received, indicates the date distributions are to commence, is signed by the Beneficiary, and satisfies the requirements of Subparagraph P-10 of this Article III.

9.

In the event that the Beneficiary neither consents to receipt a Plan distribution nor elects to defer receipt of a Plan distribution, the Beneficiary shall receive a Plan distribution as soon as practicable after the Participant’s death. Notwithstanding the foregoing but subject to Subparagraph P-10 below, if the Beneficiary is the Participant’s Eligible Spouse, the Beneficiary shall not receive a Plan distribution before the date the Participant attained or would have attained Normal Retirement Age if the present value of the Participant’s vested Accrued Benefit exceeds $3,500 at the time of distribution (or, if the present value of the Participant’s vested Accrued Benefit exceeded $3,500 prior to such distribution, is less than or equal to $3,500 for distributions made after the initial distribution date). For purposes of this Subparagraph P-9, the determination whether the Actuarial Equivalent present value of the Participant’s vested Accrued Benefit is equal to or less than $3,500 shall be made in accordance with Subparagraph B-3 of Article I.

10.	Notwithstanding any provision of this Paragraph P to the contrary, any distribution to a Participant’s Beneficiary must comply with the following requirements effective as of January 1, 2003.

	(a)	If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(i)

If the Participant’s Eligible Spouse is the Participant’s sole Beneficiary, then distributions to the Eligible Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-½, if later.

(ii)

If the Participant’s Eligible Spouse is not the Participant’s sole Beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(iii)

If there is no Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(iv)

If the Participant’s Eligible Spouse is the Participant’s sole Beneficiary and the Eligible Spouse dies after the Participant but before distributions to the Eligible Spouse begin, this Subparagraph P-10(a), other than Subparagraph P-10(a)(i), will apply as if the Eligible Spouse were the Participant.

(b)

If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations. If the Participant’s interest is paid in the form of annuity distributions under the Plan, payments under the annuity shall satisfy the following requirements:

	(i)	The annuity distributions will be paid in periodic payments made at intervals not longer than one year.

	(ii)	The distribution period will be over a life (or lives) or over a period certain not longer than the period described in this Paragraph P-10.

	(iii)	Once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted.

	(iv)	Payments will either be nonincreasing or increase only as follows:

		(A)	By an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

(B)

To the extent of the reduction in the amount of the Participant’s payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in Subparagraph P-10(e) dies or is no longer the

Participant’s beneficiary pursuant to a qualified domestic relations order within the meaning of a Section 414(p) of the Code; or

		(C)	To pay increased benefits that result from a Plan amendment.

(c)

The amount that must be distributed on or before the Participant’s required beginning date (or, if the Participant dies before distributions begin, the date distributions are required to begin under Subparagraph P-10(a)) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Participant’s benefit accruals as of the last day of the first Distribution Calendar Year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant’s required beginning date.

(d)

Any additional benefits accruing to the Participant in a calendar year after the first Distribution Calendar Year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

(e)	This Subparagraph P-10(e) shall govern the requirements for annuity distributions that commence during the Participant’s lifetime.

(i)

If the Participant’s interest is being distributed in the form of a Qualified Joint and Survivor Annuity for the joint lives of the Participant and a nonspouse Beneficiary, annuity payments to be made on or after the Participant’s required beginning date to the designated beneficiary after the Participant’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A-2 of Section 1.401(a)(9)-6T of the Treasury Regulations. If the form of distribution combines a Qualified Joint and Survivor Annuity for the joint lives of the Participant and a nonspouse Beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated Beneficiary after the expiration of the period certain.

	(ii)	Unless the Participant’s Eligible Spouse is the sole Beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant’s lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations for the calendar year that contains the annuity starting date. If the annuity starting date precedes the year in which the Participant reaches age seventy (70), the applicable distribution period for the Participant is the distribution period for age seventy (70) under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations plus the excess of seventy (70) over the age of the Participant as of the Participant’s birthday in the year that contains the annuity starting date. If the Participant’s spouse is the Participant’s sole Beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant’s applicable distribution period, as determined under this Subparagraph, or the joint life and last survivor expectancy of the Participant and the Participant’s Eligible Spouse as determined under the Joint and Last Survivor Table set forth in a Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and Eligible Spouse’s birthdays in the calendar year that contains the annuity starting date.

(f)	This Subparagraph P-10(f) shall govern the requirements for minimum distributions where the Participant dies before the date distributions begin.

(i)

If the Participant dies before the date distribution of his or her interest begins and there is a Beneficiary, the Participant’s entire interest will be distributed, beginning no later than the time described in Subparagraphs P-10(a)(i) or (a)(ii) over the life of the Beneficiary or over a period certain not exceeding:

(A)

Unless the annuity starting date is before the first Distribution Calendar Year, the life expectancy of the designated Beneficiary determined using the beneficiary’s age as of the Beneficiary’s birthday in the calendar year immediately following the calendar year of the Participant’s death; or

(B)

If the annuity starting date is before the first Distribution Calendar Year, the life expectancy of the designated Beneficiary determined using the Beneficiary’s age as of the Beneficiary’s birthday in the calendar year that contains the annuity starting date.

(g)

If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(h)

If the Participant dies before the date distribution of his or her interest begins, the Participant’s Eligible Spouse is the Participant’s sole designated Beneficiary, and the Eligible Spouse dies before distributions to the surviving spouse begin, Subparagraphs P-10(f), (g) and (h) will apply as if the Eligible Spouse were the Participant, except that the time by which distributions must begin will be determined without regard to Subparagraph P-10(a).

11.	Notwithstanding any Plan provision to the contrary, all Plan distributions shall comply with the requirements of Section 401(a)(9) of the Code and the final Treasury Regulations thereunder.

12.

Notwithstanding any other provisions of this Plan to the contrary, for Plan Years beginning on or after January 1, 1992, Benefits distributed under this Plan to those Participants and former Participants who are among the twenty-five (25) most highly compensated employees shall be subject to the following requirements:

(a)

Such Benefits shall be restricted such that the annual payments so distributed shall be no greater than an amount equal to the payment that would be made on behalf of such Participant or former Participant under a single life annuity which is the Actuarial Equivalent, as determined in accordance with Paragraph B of Article I, of the sum of the Participant’s or former Participant’s Accrued Benefit multiplied by his vested percentage and the Participant’s or former Participant’s other Benefits under this Plan.

	(b)	The preceding Subparagraph P-12(a) shall not apply if:

(i)

After payment of the Benefit to a Participant or former Participant described in this Subparagraph P-12, the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities, as defined in Section 412(1)(7) of the Code, or

(ii)

The value of the Benefits distributable to a Participant or former Participant described in this Subparagraph P-12 is less than one percent (1%) of the value of current liabilities, as defined in Section 412(1)(7) of the Code.

For purposes of this Subparagraph P-12, Benefit includes any periodic income, any withdrawal values payable to a living Participant or former Participant,

and any death benefits not provided for by insurance on the Participant’s or former Participant’s life.

Q.	Direct Rollover Distributions to an Eligible Retirement Plan

1.

Effective for distributions made after December 31, 1992, a Participant or Beneficiary who is entitled to receive an Eligible Rollover Distribution may direct the Committee to pay all or a portion of such distribution directly to an Eligible Retirement Plan, in lieu of paying such amount to the Participant or Beneficiary.

	2.	The Committee shall establish reasonable rules and procedures with respect to elections to make direct rollover distributions to an Eligible Retirement Plan pursuant to this Paragraph Q.

3.

The Committee shall treat the election by a Participant or Beneficiary to make or not make a direct rollover with respect to one payment in a series of periodic payments as applicable to all subsequent payments in the series unless the Participant or Beneficiary subsequently changes the election.

	4.	For purposes of this Paragraph Q and Subparagraph 0-1 of this Article III, the following definitions shall apply:

(a)

“Eligible Rollover Distribution” shall mean any distribution of all or any portion of the balance to the credit of the Participant or Beneficiary, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or Beneficiary, or the joint lives (or joint life expectancies) of the Participant or Beneficiary and such Participant’s or Beneficiary’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(b)

“Eligible Retirement Plan” shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401 (a) of the Code, that accepts the Participant’s or Beneficiary’s Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

(c)

“Beneficiary” shall include a Participant’s former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, with respect to the interest of the former spouse.

5.

For purposes of the direct rollover provisions in section III-Q of the Plan, an eligible retirement plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such Plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

R.	Determination of Accrued Benefit Fresh-Start Rules

This Paragraph R shall apply to all Participants who have accrued benefits as of the Fresh-Start Date and are credited with at least one Hour of Service after that date.

1.

Definitions. For purposes of this Paragraph R. the terms Normal Form, Normal Retirement Age and Plan shall be construed under the provisions of the Plan in effect on the latest Fresh-Start Date if such term is to be applied as of such latest Fresh-Start Date. Further, the following definitions shall apply unless indicated otherwise:

(a)

“Fresh-Start Date” shall mean the last day of the Plan Year preceding the Plan Year for which any amendment of the Plan that directly or indirectly affects the amount of a Participant’s benefit determined under the current benefit formula (such as an amendment to the definition of Compensation used in the current benefit formula or a change in the Normal Retirement Age) is made effective.

(b)

“Frozen Accrued Benefit” shall mean the amount of the Participant’s Accrued Benefit as of the latest Fresh-Start Date determined in accordance with the provisions of Subparagraph R-3 of this Article III.

	2.	Accrued Benefit Formula. Each Participant’s Accrued Benefit under the Plan shall be equal to the greater of (a) or the sum of (b) plus (c):

		(a)	the Participant’s Accrued Benefit determined with respect to the current benefit formula as applied to the Participant’s total years of Credited Service under the Plan, or

		(b)	the Participant’s Frozen Accrued Benefit, if any, plus

		(c)	the Participant’s Accrued Benefit determined with respect to the current benefit formula as applied to the Participant’s years of Credited Service beginning after the latest Fresh-Start Date.

	3.	Frozen Accrued Benefit Determination The amount of the Participant’s Frozen Accrued Benefit shall be determined in accordance with the method described below:

(a)

A Participant’s Frozen Accrued Benefit is the amount of the Participant’s Accrued Benefit determined in accordance with the provisions of the Plan in effect on the latest Fresh-Start Date, determined as if the Participant terminated employment with the Employer as of the latest Fresh-Start Date, without regard to any amendment made to the Plan after that date. If this Plan has not had a Fresh-Start Date, the Participant’s Frozen Accrued Benefit shall be zero (O).

(b)

If, as of the latest Fresh-Start Date, the amount of a Participant’s Frozen Accrued Benefit was limited by the application of Section 415 of the Code, the Participant’s Frozen Accrued Benefit shall be increased for years after the latest Fresh-Start Date to the extent permitted under Section 415(d)(1) of the Code.

(c)

If the Frozen Accrued Benefit of a Participant includes the top-heavy minimum benefits provided in Paragraph E of this Article III, the Participant’s Frozen Accrued Benefit shall be increased to the extent necessary to comply with the average compensation requirement of Section 416(c)(1)(D)(i) of the Code.

		(d)	If, as of the latest Fresh-Start Date:

			(i)	the Plan’s Normal Form of benefit in effect on such latest Fresh-Start Date is not the same as the Normal Form of benefit under the Plan after the latest Fresh-Start Date, or

			(ii)	the Normal Retirement Age for any Participant on such latest Fresh-Start Date was greater than the Normal Retirement Age for such Participant after the latest Fresh-Start Date.

S.	Pension Enhancement Option

The provisions of Article VIII notwithstanding, any Participant who has reached his annuity starting date (or who is retiring for disability) may elect to have such pension increased by the Actuarial Equivalent of any rollover contribution or elective transfer of funds, as provided in this Paragraph S.

1.

The pension enhancement is available to any Participant who commences to receive his Normal Retirement Benefit, Early Retirement Benefit, Delayed Retirement Benefit or Disability Retirement Benefit under this Plan.

2.	The amount of such rollover or transfer shall not be less than $10,000 (ten thousand dollars).

3.

The funds rolled-over or transferred into this Plan must originate from the Participant’s account in the Hecla Mining Company Capital Accumulation Plan (“the 401(k) Plan”). Funds which are rolled-over from the 401(k) Plan into an individual retirement account and subsequently rolled-over into this Plan will be considered to have originated in the 401(k) Plan.

4.	The rollover or transfer of funds must be described in the Internal Revenue Regulation 1.401(a)(4)-11(b).

5.

The increase in the amount of the Participant’s retirement benefit attributable to the rollover or transfer shall be made in the same form of payment as the retirement benefit (except as provided in Paragraph S7 of this Article III) and shall be the actuarial equivalent of the amount of the rollover or transfer determined using the following:

(a)

An interest rate determined as of the first day of July each Plan Year. This interest rate will be equal to the weighted average interest rate based on the Plan’s allocation of assets as reported on the December 31st preceding the most recent July 1st. The weighted average interest rate for each Plan Year will equal the total of the products of the asset allocation percentage times the following rates of return:

		(i)	the Pension Benefit Guarantee Corporation (PBGC) immediate annuity rate for terminating single-employer pension plans in effect on January 1 plus 2% (two percent) for fixed income investments,

		(ii)	the rate determined in 5(a)(i) above plus 3 ½% (three and one-half percent) for equity investments, and

		(iii)	3 ½% (three and one-half percent) for all other investments; and

	(b)	Mortality under the 1983 Group Annuity Mortality table incorporating a blend of male and female mortality in equal proportions as published in Revenue Ruling 95-6.

6.

The acceptance by the Plan of a rollover contribution or elective transfer and payment of any enhanced pension shall be subject to and conditioned upon meeting the Spousal Consent requirements of Paragraph AQ of Article I.

7.	Upon the death of the Participant (and Beneficiary, if any) a single sum death benefit will be paid to the beneficiary designated for this purpose equal to the excess, if any, of the amount of rollover or transfer over the total of the retirement benefits paid attributable to the rollover or transfer.

	8.	Enhanced pension benefits shall not be considered in connection with the benefit limitations described in Article V.

T.	Early Retirement Window Benefit.

Any Participant who is an Employee and who meets the following requirements shall be entitled to receive an Early Retirement Window Benefit as provided in this Section T. Payment of the Early Retirement Window Benefit shall commence as of the first day of the first month following the Employee’s termination of employment.

	1.	Eligibility Requirements. To be eligible for the Early Retirement Window Benefit, the Employee must meet all of the following requirements:

		(a)	The Employee must terminate employment during the period starting December 1, 2001 and ending December 31, 2001.

		(b)	As of January 1, 2001, the Employee:

(i) Must have attained at least age 48;

(ii) Must have age plus Credited Service exceed 60; and

(iii) Must not be the chief officer of the Company

	2.	Amount of Early Retirement Window Benefit. The amount of the Early Retirement Window Benefit shall be the greater of:

		(a)	The Early Retirement Benefit determined under Paragraph G of this Article III without the reduction in Subparagraph G-1, if applicable; or

		(b)	The Early Retirement Benefit determined under Paragraph G of this Article III with five (5) years added to the Employee’s Credited Service.

	3.	Special Rules. The following rules shall apply to all Early Retirement Window Benefits and any subsequent retirement benefits that the Employee may become entitled to:

(a)

Certain Employees may receive the Early Retirement Window Benefit even though, for bona fide business reasons as determined by the Company, they terminate employment within a reasonable period after December 31, 2001.

		(b)	As provided for in Paragraph G of Article II, if an Employee who retires and receives an Early Retirement Window Benefit is re-employee by the Employer is section 203(a)(3)(B) service after commencing benefit payments, the Employee’s payments will be suspended and benefits will continue to accrued as described in Subparagraph D-1 of Article III. Upon such Employee’s subsequent retirement, the Employee will be entitled to receive the greater of:

(i)

The sum of the Employee’s Early Retirement Window Benefit plus the benefits which accrue under Article III for the period from the date of the Employee’s re-employment to the date of the Employee’s re-retirement reduced by the Actuarial Equivalent of the Early Retirement Window Benefits received, or

			(ii)	The benefit determined under Article III based on all years of Credited Service reduced by the Actuarial Equivalent of the Early Retirement Window Benefits received.

U.	Early Retirement Window Additional Benefit.

Any Participant who is an Employee and who meets the requirements and so elects to receive an Early Retirement Window Benefit shall be entitled to receive an Early Retirement Window Additional Benefit as provided in this Section U. Payment of the Early Retirement Window Additional Benefit shall commence as of the first day of the first month following the Employee’s termination of employment.

1.

Amount of Early Retirement Window Additional Benefit. The amount of the Early Retirement Window Additional Benefit shall be a retirement supplement with an Actuarial Equivalent present value equal to the product of 1.2 and the sum of (a) and (b):

		(a)	If the annualized rate of base salary at the Employee’s termination of employment is less than $100,000, 1/104 times the product of (i) and (ii):

			(i)	the annualized rate of base salary at the Employee’s termination of employment; and

			(ii)	the number of years and months of continuous employment with the Employer,

plus

		(b)	$4,647.96

	2.	Special Rules. The following rules shall apply to all Early Retirement Window Additional Benefits:

		(a)	Certain Employees may receive the Early Retirement Window Additional Benefit even though, for bona fide business reasons as determined by the Company, they terminate employment within a reasonable period after December 31, 2001.

(b)

Any Participant who is otherwise eligible for an Early Retirement Window Benefit but is entitled to and elects to receive a Disability Retirement Benefit pursuant to Paragraph J of Article III shall be entitled to receive an Early Retirement Window Additional Benefit, providing his disability retirement date is on or before January 1, 2002.

(c)

As provided for in Paragraph G of Article II, if an Employee who retires and receives an Early Retirement Window Additional benefit is re-employed by the Employer in “section 203(a)(3)(B) service” after commencing benefit payments, the Employer’s payments will be suspended and benefits will continue to accrue as described in Subparagraph U-1 of Article III. Upon such Employee’s subsequent retirement, the Employee will be entitled to receive a re-determined Early Retirement Window Additional Benefit based upon the annualized rate of base salary at the date of the Employee’s re-retirement and inclusive of the number of years and months of continuous employment for the period from the date of the Employee’s re-employment to the date of the Employee’s re-retirement, reduced by the Actuarial Equivalent of the Early Retirement Window Additional Benefit received.

V.	Phased Retirement Benefit.

1.

Eligibility Requirement. Any Participant who is an Employee who has attained Normal Retirement Age and who has not otherwise elected another Retirement Date may elect to receive a Phased Retirement Benefit.

	2.	Amount of Phased Retirement Benefit. The amount of the Phased Retirement Benefit shall be the Normal Retirement Benefit determined under Paragraph D of this Article III.

3.

Special Payment Rules. During the first twenty-four (24) calendar months after the Phased Retirement Date of an Employee, the Participant’s monthly benefit payments will not be suspended during periods of employment by the Employer in Section 203(a)(3)(B) service. After those first twenty-four (24) calendar months, the suspension provisions of Article II, Section G shall apply.

4.

Suspension of Benefits. When applicable, a Participant’s Phased Retirement Benefit shall be suspended for months when section 203(a)(3)(B) service with the Employer exceeds thirty-nine (39) hours. During such suspensions, benefits will continue to accrue as described in Subparagraph D-1 of Article III. Upon such Employee’s subsequent retirement, the Normal Retirement Benefit determined under Paragraph III-D shall include benefits accrued during the re-employment period.

W.	Special Early Retirement Window Benefit.

Any Participant who is an Employee and who meets the following requirements shall be entitled to receive a Special Early Retirement Window Benefit as provided in this Paragraph W. Payment of the Special Early Retirement Window Benefit shall commence as of the first day of the month following the Employee’s termination of employment.

	1.	Eligibility Requirements. To be eligible for the Special Early Retirement Window Benefit, the Employee must meet all of the following requirements:

		(a)	Eligible Employees include all Hecla Mining Company Corporate salaried employees;

		(b)	Eligible Employees may apply for the Special Early Retirement Window Benefit from March 1, 2006 through March 15, 2006;

		(c)	As of January 1, 2006, the Employee must have age plus years of service with the Company of at least 75 (seventy-five).

2.

Amount of Special Early Retirement Window Benefit. The amount of the Special Early Retirement Window Benefit is equal to the retiree’s accrued (to their actual retirement date) pension without reduction for early retirement.

	3.	Special Rules. The following rule shall apply to all Special Early Retirement Window Benefits and any subsequent retirement benefits that the Employee may become entitled to:

(a)

As provided for in Paragraph G of Article II, if an Employee who retires and receives a Special Early Retirement Window Benefit is reemployed by the Employer in Section 203(a)(3)(B) service after commencing benefit payments, the Employee’s payments will be suspended and benefits will continue to accrue as described in Subparagraph D-1 and Article III. Upon such Employee’s subsequent retirement, the Employee will be entitled to receive the greater of:

(i)

The sum of the Employee’s Special Early Retirement Window Benefit plus the benefits which accrue under Article III for the period from the date of the Employee’s re-employment to the date of the Employee’s re-retirement reduced by the Actuarial Equivalent of the Special Early Retirement Window Benefits received, or

(ii) The benefit determined under Article III based on all of Credited Service reduced by the Actuarial Equivalent of the Special Early Retirement Window Benefits received.

X.	Retroactive Annuity Starting Date

In the event a Participant affirmatively elects for their benefits to commence as of a Retroactive Annuity Starting Date, this Paragraph X shall apply.

1.

Except as provided herein, the written explanation described in Paragraph P of this Article III shall be provided to the Participant within no more than one hundred and eighty (180) days (ninety (90) days prior to January 1, 2008) and no fewer than thirty (30) days prior to the Date of Distribution based upon the Participant’s election of a Retroactive Annuity Starting Date. Notwithstanding the foregoing, the Date of Distribution may occur more than one hundred and eighty (180) days (ninety (90) days prior to January 1, 2008) after the date of the issuance of the written explanation as a result of administrative delay. In the event distribution of the Participant’s benefit does not occur within one hundred and eighty (180) days (ninety (90) days prior to January 1, 2008) following the issuance of the written explanation for reasons other than administrative delay, the Administrator shall furnish the Participant with another written explanation. The Participant (with Spousal Consent, if applicable) may, in writing, waive the requirement that benefits not be distributed in less than thirty (30) days of the Participant’s receipt of the written explanation, in which case benefits will not be distributed in less than seven (7) days after the written explanation is furnished. The Participant’s election to commence benefit receipt must be made after the written explanation is provided, and on or before the date the first distribution is made.

2.

The Participant’s Eligible Spouse as of the Date of Distribution, including an alternate payee under the terms of a Qualified Domestic Relations Order, must consent to the Participant’s election of the Retroactive Annuity Starting Date. Spousal Consent, however, is not required in the event the survivor benefits that would be payable to the Participant’s Eligible Spouse as of the Retroactive Annuity Starting Date are not less than the survivor benefits that would be payable to the Participant’s Eligible Spouse in an optional form of benefit that satisfies the Qualified Joint and Survivor Annuity requirements as of a benefit commencement date which occurs subsequent to the date the written explanation is furnished. Additionally, Spousal Consent is not required if the Participant’s Eligible Spouse as of the Retroactive Annuity Starting Date would not be the Participant’s Eligible Spouse as of the date benefits actually commence, unless otherwise required by the terms of a Qualified Domestic Relations Order.

3.

A Participant is not permitted to select a Retroactive Annuity Starting Date that precedes the date upon which the Participant could have otherwise started receiving benefits under the terms of this Article III. A Participant shall be deemed to have elected a Retroactive Annuity Starting Date, and receive distributions subject to this Paragraph X, even if the Participant’s benefits hereunder are adjusted in order to comply with Sections 417(e)(3) and 415 of the Code.

4.

Future periodic payments with respect to a Participant who elects a Retroactive Annuity Starting Date shall be the same as the future periodic payments, if any, that would have been paid with respect to the Participant had payments actually commenced on the Retroactive Annuity Starting Date. Each Participant to whom this Paragraph X applies shall be paid make-up payments to reflect any missed payment or payments for the period from the Retroactive Annuity Starting Date to the date of the actual make-up payment (with the appropriate adjustment for interest from the date of the actual make-up payment). Said payments shall comply, in all respects, with the requirements of Sections 417(e)(3) and 415 of the Code, with the applicable interest rate and applicable mortality table determined as of that date. Distributions hereunder consisting of make-up payments under this Subparagraph X-4 shall not constitute “eligible rollover distributions” within the meaning of Section 401(a)(31) of the Code.

5.

Distributions (including interest adjustments) made hereunder as of a Retroactive Annuity Starting Date are intended to satisfy the annual benefit limitation of Section 415 of the Code in accordance with this Subparagraph X-5. Distributions under Paragraph X shall satisfy the annual benefit limitation of Section 415 of the Code as of the Date of Distribution, for all purposes, including for purposes of determining the applicable interest rate and the applicable mortality table. In the event the Participant’s benefit would have been exempt from the present value requirements of Section 417(e)(3) of the Code if the benefit commenced on the Retroactive Annuity Starting Date, the annual benefit limitation of Section 415 of the Code shall not be applied as of the Date of Distribution, if such date is twelve (12) months or less from the Retroactive Annuity Staring Date. Instead, the annual benefit limitation of Section 415 of the Code shall be applied as of the Retroactive Annuity Starting Date.

6.

In the event the Participant’s benefit would have been subject to the present value requirements of Section 417(e)(3) of the Code had distributions commenced on the Retroactive Annuity Starting Date, the Participant’s benefit entitlement shall not be less than the benefit produced by applying the applicable interest rate and the applicable mortality table determined as of the Date of Distribution, to the Normal, Early or Deferred Vested Benefit under this Article III that corresponds to the benefit that was used to determine the Participant’s benefit entitlement as of the Retroactive Annuity Starting Date.

7.

The purpose of this Paragraph X is to conform the requirements governing Retroactive Annuity Starting Dates as set forth in Treasury Regulations Section 1.417(e)-1, as now in effect or as hereunder amended. To the extent this Paragraph X is inconsistent with said regulations, Treasury Regulations Section 1.417(e)-1 shall govern and control.

Y.	Supplement to Medicare Benefit

A retired Participant who meets the following requirements shall be entitled to a Supplement to Medicare Benefit as provided in this Section Y. Payment of the Supplement to Medicare Benefit shall be made once per calendar quarter after the eligibility requirements are met.

	1.	Participant Eligibility Requirements. To be eligible for the Supplement to Medicare Benefit, the Participant must meet both of the following requirements:

		(a)	The Participant’s Annuity Start Date was prior to October 1, 1982, and

		(b)	The participant has attained age sixty-five (65) or the Participant has not attained age sixty-five (65) but is in receipt of Medicare benefits due to a disability.

	2.	Spouse Eligibility Requirement. For the Participant to also be eligible for the Spouse Supplement to Medicare Benefit, the Eligible Spouse must attain age sixty-five (65).

3.

Eligible Spouse’s Survivor Benefits. If a Participant with an Annuity Start Date prior to October 1, 1982 dies, the Participant’s Eligible Spouse, if any, shall receive a Supplement to Medicare Benefit upon attainment of age sixty-five (65).

	4.	Amount of Supplement to Medicare Benefit. The amount of the Supplement to Medicare Benefit payable for each of the Participant and Eligible Spouse, if any, shall be:

		(a)	$48.00 per quarter if the individual purchases a Supplement to Medicare Plan, plus

		(b)	$33.00 per quarter if the individual purchases Medicare Part B coverage.

Z.	Employer Contributions

For purposes of funding the Normal Retirement Benefits for eligible Participants under this Article III, the Employer shall contribute all amounts needed to provide the benefits under this Article III. The amount of Employer contributions shall be based on the recommendation of the Enrolled Actuary using such methods and assumptions as he may deem advisable and consistent with the minimum funding standards of ERISA.

ARTICLE IV
RETIREMENT CREDIT BALANCE BENEFITS

A.	Benefit Eligibility

Effective as of April 16, 2008, the Retirement Credit Balance Benefits described in this Article IV shall apply solely with respect to those Eligible Employees that were employed by the Kennecott Companies prior to April 16, 2008, provided that such Eligible Employees participated in the Kennecott Defined Contribution Plan. Accordingly, no Eligible Employee employed by the Kennecott Companies prior to April 16, 2008, who participated in the Kennecott Pension Plan shall be eligible to receive any benefit to which this Article IV applies, unless the Eligible Employee ceased benefit accrual under the Kennecott Pension Plan effective as of September 30, 2007, and commenced participation in the Kennecott Defined Contribution Plan effective as of October 1, 2007. Eligible Employees that commence employment with the Kennecott Companies after April 16, 2008 shall be eligible to receive the benefits to which this Article IV applies, provided the Eligible Employee satisfies the requirements of Article II. No other Eligible Employee employed by an Employer prior to and after April 16, 2008 shall be eligible to receive Retirement Credit Balance Benefits under this Article IV, unless the Company adopts amendments to the Plan extending eligibility for benefits under this Article IV.

B.	Retirement Credit Balance Benefit

Upon a Participant’s Termination of Employment with the Employer after April 16, 2008, the Participant shall be entitled to receive an Accrued Benefit calculated as the balance of the hypothetical Retirement Credit Balance Account (“Account”) maintained for the Participant, which shall equal the hypothetical accumulation of Employer contributions allocated to such Account on the Participant’s behalf, as well as the interest credits as described in Paragraph B-2 of Article I, and as reflected in this Paragraph B.

1.

For each Plan Year in which a Participant is scheduled to work at least one thousand (1,000) Hours of Service with the Employer, the Participant’s hypothetical Retirement Credit Balance Account shall be credited with an amount equal to the sum of (a) and (b), and annually increased by the interest credit reflected in (c):

		(a)	6% of such Participant’s Compensation (as defined in Paragraph K of Article I), plus

		(b)	11.7% of such Participant’s Compensation that exceeds the Social Security Taxable Wage Base for the Plan Year.

(c)

For each calendar quarter of the Plan Year in which the Eligible Employee is a Participant, the Participant’s Retirement Credit Balance Benefit shall be credited with interest at a rate equal to the quarterly rate of change of the consumer price index plus three-quarters of one percent (3/4 of 1%).

For the period beginning April 16, 2008, and ending December 31, 2008, each Participant’s entitlement hereunder shall be based solely upon the Participant’s Compensation for the Plan Year as earned between April 16, 2008 and December 31, 2008, with Compensation that exceeds the Social Security Taxable Wage Base for the Plan Year determined on a pro rata basis.

2.

For purposes of this Paragraph B, the Annual and Cumulative Disparity provisions of Paragraph D-3 of Article III, and the Minimum Benefit Requirements of Paragraph E of Article III, shall apply to the extent applicable, and are deemed incorporated into this Article IV as if those provisions were a part hereof.

3.

Notwithstanding any provision of this Paragraph B to the contrary, if a Participant is entitled to a Minimum Annual Retirement Benefit pursuant to Paragraph E of Article III, the Participant’s Retirement Credit Balance Benefit shall be the greater of the benefit otherwise provided by this Paragraph B or the Minimum Annual Retirement Benefit.

	4.	In no event shall any benefits provided under the Plan exceed the limitations of Section 415 as provided in Article V.

C.	Qualified Joint and Survivor Annuity

Unless the Participant elects otherwise as provided in Subparagraph C-2 below, the Committee shall direct the Trustee to distribute on behalf of a vested Participant a benefit in the form of a qualified joint and survivor annuity for all distributions to the Participant.

1.

The term “qualified joint and survivor annuity” means an immediate annuity for the life of the Participant if he does not have an Eligible Spouse or, if he has an Eligible Spouse, an annuity which is the Actuarial Equivalent of the Participant’s Retirement Credit Balance Benefit for the life of the Participant with a survivor annuity for the life of his Eligible Spouse. The survivor annuity percentage shall be fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and his Eligible Spouse.

2.

Notwithstanding the foregoing, a Participant may elect to waive the qualified joint and survivor annuity and thereby receive an alternate form of distribution as set forth in Paragraph F of this Article IV. Such waiver must be made within the one hundred and eighty (180) day period (ninety (90) day period prior to January 1, 2008) ending on the Participant’s Annuity Starting Date with respect to such benefit. A Participant may subsequently revoke an election to waive a qualified joint and survivor annuity and elect again to waive the qualified joint and survivor annuity at any time and any number of times prior to such Annuity Starting Date. All such elections and revocations shall be in writing. Any election to waive a qualified joint and survivor annuity must (a) specify the alternate form of distribution elected, (b) be accompanied by the designation of a specific nonspouse beneficiary (including any class of beneficiaries or any contingent beneficiaries) who will receive the benefit upon the Participant’s death, if applicable, and (c) be accompanied by a Spousal Consent, to the extent required under Paragraph AQ of Article I.

3.

Such designation of a joint and survivor annuity or exercise of the election to waive the joint and survivor annuity made before the Participant’s Termination of Employment shall become effective on the date of the Participant’s Termination of Employment. Any designation, change in designation or election to waive the joint and survivor annuity made after the Participant’s Termination of Employment shall become effective two (2) years after the date of such change of designation or election provided that both the Participant and his spouse must be alive at the end of the two (2) year period (unless (a) the Participant died from accidental causes, (b) failure to give effect to the election or revocation would deprive the survivor of a survivor annuity and (c) the election or revocation was made before the accident occurred). No designation of survivor pension amount, change in designation of survivor pension amount or election to take without survivor benefits shall affect any pensions payable prior to the date such respective exercise becomes effective. If the spouse dies after the Participant’s retirement, the Participant shall have no right to designate another, change the pension amount, or elect to waive the joint and survivor annuity.

4.

If a Participant dies prior to benefit commencement under this Article IV, the Participant’s Eligible Spouse, if any, shall receive a portion of the Participant’s Accrued Benefit payable under this Article IV, in the form described under Paragraph K of Article III, with Annuity Starting Date meaning the date of the Participant’s death.

D.	Optional Form of Benefit

1.

Except as provided in Paragraph C, a Participant may elect to receive his Retirement Credit Balance Benefits in any forms described in this Article IV, provided that distributions may be made only over one of the following periods (or a combination thereof): (a) the life of the Participant; (b) the life of the Participant and his Beneficiary; (c) A period certain not extending beyond the life expectancy of the Participant; or (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and his designated Beneficiary. The form of benefit selected shall be the Actuarial Equivalent of the Participant’s Retirement Credit Balance as of the date of commencement.

2.

The optional forms of benefits are as follows: (a) cash lump sum payment; (b) an annuity payable over the life of the Participant; (c) a joint and survivor annuity payable over the life of the Participant with a continuation of 100%, 66 2/3% or 50% of the benefit to the Eligible Spouse of the Participant upon the death of the Participant; or (c) a joint and survivor annuity with pop-up payable over the life of the Participant with a continuation of 100%, 66 2/3% or 50% of the benefit to the Eligible Spouse of the Participant upon the death of the Participant. If the Participant’s Eligible Spouse predeceases the Participant, the benefit payable to the Participant shall revert to its original amount as if the joint and survivor option had not been elected.

3.

If the Participant’s Eligible Spouse is not the designated beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the Participant’s life expectancy; and payments under such distribution method shall comply with Treasury Regulation Section 1.401(a)(9)-2 Q&A-6(b).

4.

Notwithstanding anything to the contrary in this Article IV, if a Participant ceases to be an Employee for any reason and the Actuarial Equivalent present value of his vested Accrued Benefit under this Article IV is equal to or less than $3,500 on the date distributions commence, the Committee may, in its sole discretion, pay as soon as practicable to the Participant or his Beneficiary, as the case may be, the Actuarial Equivalent present value of his vested Accrued Benefit in a lump-sum. No distribution may be made under the preceding sentence unless the Participant and his Eligible Spouse consent thereto in a manner which is comparable to the Spousal Consent requirements in Paragraph AQ of Article I. For purposes of this Subparagraph F-4, the determination whether the Actuarial Equivalent present value of the Participant’s vested Accrued Benefit is equal to or less than $3,500 shall be made in accordance with Subparagraph B-3 of Article I.

	5.	The Direct Rollover Distribution provisions of Paragraph Q of Article III shall apply in connection with amounts distributed under this Article IV in the form of a cash lump sum.

E.	Death Benefit

In the event of the death of a vested Participant prior to such Participant’s Normal Retirement Age or Annuity Starting Date, such Participant’s Beneficiary shall be entitled to receive a lump sum distribution of the Participant’s Account or a Death Benefit payable pursuant to the provisions of Subparagraph C-4 of this Article IV, if greater in value.

F.	Time of Distribution

For purposes of this Article IV, the Time of Distribution rules under Paragraph P of Article III shall apply, to the extent applicable, but substituting the “Normal Retirement date” as reflected therein for the Participant’s Termination of Employment or death, and by further substituting benefit determination references to Article III to Article IV.

G.	Employer Contributions

The amount of Employer contributions necessary to fund the benefits under this Article IV shall be based on the recommendation of the Enrolled Actuary using such methods and assumptions as he may deem advisable and consistent with the applicable provisions of ERISA and the Code.

ARTICLE V
LIMITATIONS ON BENEFITS

A.	General Limitations

1.

The Annual Benefit payable to any Participant shall not exceed the lesser of the Defined Benefit Dollar Limitation or one hundred percent (100%) of the Participant’s average annual Total Compensation for his high three (3) years, where “high three (3) years” refers to the period of three (3) consecutive Plan Years (or the actual number of consecutive years of employment for Participants who are employed for less than three (3) consecutive years with the Employer) during which the Participant was an active participant in the Plan and had the greatest aggregate Total Compensation.

2.

Benefit increases resulting from the increase in the limitations of section 415(b) of the Code will be provided to all current and former participants (with benefits limited by section 415(b)) who have an accrued benefit under the Plan immediately prior to the effective date of this section (other than an accrued benefit resulting from a benefit increase solely as a result of the increases in limitations under section 415(b)).

3.

The “defined benefit dollar limitation” is $160,000, as adjusted, effective January 1 of each year, under section 415(d) of the Code in such manner as the Secretary shall prescribe, and payable in the form of a straight life annuity. A limitation as adjusted under section 415(d) will apply to limitation years ending with or within the calendar year for which the adjustment applies. Effective as of January 1, 2008, “$185,000” shall be substituted for “$160,000.” Effective as of January 1, 2009, “$195,000” shall be substituted for “$185,000.”

	4.	The maximum permissible benefit will be adjusted as follows:

(a)

If the participant has fewer than 10 years of participation in the plan, the defined benefit dollar limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of participation in the Plan and (ii) the denominator of which is 10. In the case of a participant who has fewer than 10 years of service with the employer, the defined benefit compensation limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of service with the employer and (ii) the denominator of which is 10.

(b)

If the benefit of a participant begins prior to age 62, the defined benefit dollar limitation applicable to the participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the actuarial equivalent of the defined benefit dollar limitation applicable to the participant at age 62 (adjusted under (a) above, if required). The defined benefit dollar limitation applicable at an age prior to age 62 is determined as the lesser of (i) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table specified in Article I-A of the Plan and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percentage interest rate and the applicable mortality table as defined in article I-A of the plan. Any decrease in the defined benefit dollar limitation determined in accordance with this Subparagraph (b) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

(c)

If the benefit of a participant begins after the participant attains age 65, the defined benefit dollar limitation applicable to the participant at the later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarially equivalent to the defined benefit dollar limitation applicable to the participant at the defined benefit dollar limitation applicable to the participant at age 65 (adjusted under (a) above, if required). The actuarial equivalent of the defined benefit dollar limitation applicable at an age after age 65 is determined as (i) the lesser of the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table specified in Article I-A of the Plan and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5 percent interest rate assumption and the applicable mortality table as defined in Article I-A of the Plan. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

ARTICLE VI
VESTING OF EMPLOYER FUNDED BENEFITS

A.	Vesting

	1.	A Participant’s total Accrued Benefit derived from Employer contributions shall be vested in him upon attainment of Normal Retirement Age, or on earlier termination of employment by death.

2.

In the event this Plan is a Top-Heavy Plan, then (except as provided in Subparagraph 1), a Participant’s Accrued Benefit derived from Employer contributions shall vest in accordance with the following schedule:

Completed Years of Service	Vested Percentage

Less than 2	0%
2	20
3	40
4	60
5	80
6 or more	100

3.(a)	Except as provided in Subparagraphs 1 and 2, a Participant’s Accrued Benefit under Article III derived from Employer contributions shall vest in accordance with the following schedule:

Completed Years of Vesting Service	Vested Percentage

Less than 5	0%
5 or More	100%

(b)

Except as provided in Subparagraphs 1 and 2, a Participant’s Accrued Benefit under Article IV derived from Employer contributions shall vest in accordance with the following schedule, with Participants employed by the Kennecott Companies receiving credit for their years of vesting service with the Kennecott Companies earned prior to April 16, 2008:

Completed Years of Vesting Service	Vested Percentage

1	33-1/3%
2	66-2/3%
3 or More	100%

4.

If a Participant who has completed: (a) five (5) Years of Service before the first day of the first Plan Year beginning after December 31, 1988; or (b) three (3) Years of Service at any time and at least one (1) Hour of Service on or after the first day of the first Plan Year beginning after December 31, 1988 elects, during the period commencing on the date the amendment is adopted and ending sixty (60) days after the later of (i) the day the Plan amendment is adopted, (ii) the day the Plan amendment becomes effective, or (iii) the day the Participant is issued a written notice of the Plan amendment, to have his Accrued Benefit derived from Employer contributions vest under the terms of the vesting schedule previously in effect, then, notwithstanding the provisions of the vesting schedules above, his Accrued Benefit shall vest in accordance with the schedule included in the Plan which he elects.

5.

In determining the Years of Service under the Plan for purposes of determining a Participant’s vested percentage under Subparagraphs 2 and 3 above, all of a Participant’s Years of Service with the Employer shall be taken into account, except as provided in subsections (a) and (b) of this Subparagraph 5.

(a)

If, at the time of a One-Year Break in Service, a Participant does not have any vested right under Subparagraph 2 or 3 above, Years of Service before such One-Year Break in Service shall not thereafter be taken into account if the number of consecutive One-Year Breaks in Service equals or exceeds either five (5) or the aggregate number of Years of Service before such Breaks in Service, whichever is greater;

(b)

The aggregate number of Years of Service before such Breaks in Service shall be deemed not to include any Years of Service not required to be taken into account hereunder by reason of any prior application of this Subparagraph.

	6.	Amounts vested pursuant to this Paragraph shall not be subject to divestment for cause.

7.

In determining the Years of Service under the Plan for purposes of determining a Participant’s vested percentage under Subparagraphs 2 and 3 above, a Participant’s Years of Service, not to exceed five (5) years, with foreign companies that are directly or indirectly wholly owned subsidiaries of Hecla Mining Company shall be taken into account, except as provided in subsections (a) and (b) of Subparagraph 5.

B.	Termination of Employment

Upon termination of employment, a Participant shall be entitled to receive a benefit equal to the product of his Accrued Benefit multiplied by his vested percentage as determined hereunder. This amount shall be subject to distribution in accordance with the provisions of Articles III and IV.

C.	Rehired Participants

Notwithstanding anything to the contrary contained in this Article VI, a Participant’s benefit shall be offset by the Actuarial Equivalent of the amount of any distribution he has previously received.

ARTICLE VII LOANS TO PARTICIPANTS

No loans shall be made under this Plan to Participants from the assets of the Trust.

ARTICLE VIII
BENEFICIARIES

A.	Designation

Subject to the qualified pre-retirement survivor annuity and qualified joint and survivor annuity requirements set forth in Article III, a Participant shall have the right to designate, on forms provided by the Employer, a Beneficiary or Beneficiaries to receive the benefits herein provided in the event of his death and to revoke such designation or to substitute another Beneficiary or Beneficiaries at any time.

B.	Absence of Valid Designation of Beneficiaries

If, upon the death of a Participant, former Participant or Beneficiary, there is no valid designation of Beneficiary on file with the Employer, the following shall be designated by the Committee as the Beneficiary or Beneficiaries, in order of priority:

	1.	The surviving spouse;

	2.	Surviving children, including adopted children, in equal shares;

	3.	Surviving parents, in equal shares;

	4.	The Participant’s estate;

	5.	The Beneficiary’s estate;

	6.	The trustee(s) of the trust(s) named as beneficiary of the residue of the Participant’s probate estate;

	7.	The trustee(s) of the trust(s) named as beneficiary of the residue of the Beneficiary’s probate estate.

The determination of the Committee as to which persons, if any, qualify within the categories listed above shall be final and conclusive upon all persons.

ARTICLE IX PARTICIPANT’S CONTRIBUTIONS AND SPECIAL ACCOUNTS

Individual Participants may not make contributions to this Plan. All contributions must be made by the Employer.

ARTICLE X ESTABLISHMENT OF TRUST

A.	Trust Agreement

Contributions made by the Employer pursuant to Article III hereof, and all other assets of this Plan shall be held in trust under a Trust Agreement. The Employer shall enter into a Trust Agreement with the Trustee for the administration of the Trust which shall contain the assets of the Plan. The Trustee shall not be responsible for the administration of this Plan but only for the Trust established pursuant to this Plan.

B.	Trust Agreement Part of Plan

The Trust Agreement shall be deemed to be a part of this Plan, and any rights or benefits accruing to any person under this Plan shall be subject to all of the relevant terms and provisions of the Trust Agreement, including any amendments. In addition to the powers of the Trustee set forth in the Trust Agreement, the Trustee shall have any powers, express or implied, granted to it under the Plan. In the event of any conflict between the provisions of the Trust Agreement and the provisions of the Plan, the provisions of the Plan shall control, except for the duties and responsibilities of the Trustee, in which case the Trust Agreement shall control.

ARTICLE XI PLAN FIDUCIARIES AND ADMINISTRATION

A.	Named Fiduciaries

The authority to control and manage the operation and administration of the Plan is vested in the named fiduciaries specified herein. Each named fiduciary shall be responsible solely for the tasks allocated to it. No fiduciary shall have any liability for a breach of fiduciary responsibility of another fiduciary with respect to the Plan and Trust, unless it participates knowingly in the breach; has actual knowledge of the breach and fails to take reasonable remedial action to remedy said breach; or, through its negligence in performing its own specific fiduciary responsibilities, which give rise to its status as a fiduciary, it has caused another fiduciary to commit a breach of fiduciary responsibility.

B.	Fiduciary Standard

Each named fiduciary and every other fiduciary under the Plan shall discharge its duties with respect to the Plan solely in the interests of the Participants and Beneficiaries and;

	1.	For the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan;

2.

With the care, skill, prudence and diligence, under the circumstances then prevailing, that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

	3.	In accordance with the documents and instruments governing the Plan, insofar as these are consistent with the provisions of Title I of ERISA.

C.	Multiple Duties and Advisors

Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan. A named fiduciary, or a fiduciary designated by a named fiduciary in accordance with the terms of the Plan, may employ one or more persons to render advice with regard to any responsibilities such fiduciary has under the Plan.

D.	Allocation and Delegation of Fiduciary Duties

Each named fiduciary may allocate its fiduciary duties among its members or may delegate its responsibilities to persons who are not named fiduciaries with respect to the specific responsibility delegated. Any such allocation or delegation shall be in writing and shall be made a permanent part of the records of the named fiduciary. Such allocation or delegation shall be reviewed periodically by the named fiduciary and shall be terminable upon such notice as the named fiduciary, in its sole discretion, deems reasonable and prudent under the circumstances. An action by the Board of Directors of the Company or the Administrative Committee allocating or delegating its named fiduciary responsibilities shall be evidenced by a duly adopted resolution of the Committee or of the Board of Directors of the Company.

E.	Indemnification

Any Employer shall indemnify and hold harmless the named fiduciaries and any officers or employees of the Employer to which fiduciary responsibilities have been delegated, from and against any and all liabilities, claims, demands, costs and expenses, including attorneys’ fees, which may arise out of an alleged breach in the performance of their fiduciary duties under the Plan and under ERISA, other than such liabilities, claims, demands, costs and expenses as may result from the gross negligence or willful misconduct of such persons. The Company shall have the right, but not the obligation, to conduct the defense of such persons in any proceeding to which this Paragraph applies. An Employer may satisfy its obligation under this Paragraph, in whole or in part, through the purchase of a policy or policies of insurance; however, no insurer shall have any rights against the Employer arising out of this Paragraph.

F.	Costs and Expenses

The costs and expenses of the named fiduciaries shall be paid from Plan assets held in the Trust to the extent not paid by the Company. The payment by the Company of such costs and expenses for a Plan Year shall not be deemed an election to pay the costs and expenses in any subsequent Plan Year. The Company may charge to an Employer such expenses advanced by it on behalf of the Employer.

G.	Authority to Amend and Terminate

Subject to Article XII, the Board of Directors of the Company is the named fiduciary responsible for the amendment and termination of the Plan and Trust. In addition, the Board of Directors of the Company shall appoint and replace the members of the Administrative Committee as required.

H.	Administrative Committee

The Administrative Committee (or more briefly denoted as “the Committee”) is the named fiduciary with the power and the duty to: (a) interpret the terms of the Plan; (b) formulate rules and regulations necessary to administer the Plan in accordance with its terms; (c) finally review claims under the claims review procedure; (d) establish and execute the funding policy of the Plan; (e) invest Plan assets, if the Company has transferred responsibility for Plan investments to the Committee pursuant to Article V of the Trust; and (f) annually review the funding policy and method.

1.

The Administrative Committee shall consist of two (2) or more persons and shall have as its officers a chairman who shall be a member of the Committee, a secretary who may be, but need not be, a member, and such other officers as may be appointed by the Board of Directors of the Company. The members of the Committee and its officers shall be appointed by and hold office at the pleasure of the Board of Directors of the Company and shall serve as such without compensation.

2.

The Committee shall keep minutes of its meetings and proceedings. Every decision made or action taken by a majority of the members then in office shall constitute a decision or action of the Committee, and shall be final, conclusive and binding upon all persons affected. A Committee decision or action, under or in connection with the Plan, may be made or taken either at a meeting held pursuant to its rules, at which a majority of the members then in office are present and vote in favor thereof, or without a meeting if approved and evidenced by a writing signed by a majority of the members then in office. No Committee member shall vote on any question relating solely to himself.

I.	Plan Administration

The Company shall be the Administrator of the Plan for purposes of Section 3(16) of ERISA and Section 414(g) of the Code. In addition, the Administrator shall have the power and the duty to perform the following administrative functions according to the policies, interpretations, rules, practices and procedures established by the Board of Directors of the Company or the Committee in accordance with the respective areas of named fiduciary responsibilities:

	1.	Apply Plan rules determining eligibility for participation or benefits;

	2.	Calculate service and compensation credits for benefits;

	3.	Prepare employee communications material;

	4.	Maintain Participants’ service and employment records;

	5.	Prepare reports required by government agencies;

	6.	Calculate benefits and, if necessary, purchase annuity contracts which satisfy the requirements of Sections 401(a)(9), 401(a)(11) and 417 of the Code;

	7.	Orient new Participants and advise Participants regarding their rights and options under the Plan;

	8.	Collect contributions and apply contributions as provided in the Plan;

	9.	Prepare reports concerning Participants’ benefits;

	10.	Process claims; and

	11.	Make recommendations to the Board of Directors of the Company or the Committee on Plan administration.

The Administrator (and those to whom it has delegated its authority) shall have vested in it under the terms of this Plan full discretionary and final authority when exercising its duties hereunder.

J.	Claims Procedures

1.

Filing of Claim. A Participant or Beneficiary who believes he is entitled to a benefit which he has not received may file a claim in writing with his Employer. The Employer may require a claimant to submit additional information, if necessary to process the claim. The Company or its delegate shall review the claim and render its decision within ninety (90) days from the date the claim is filed (or the requested additional information is submitted, if later), unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished the claimant within the initial ninety (90) day period. The notice shall indicate the special circumstances requiring the extension and the date by which the Company expects to reach a decision on the claim. In no event shall the extension exceed a period of ninety (90) days from the end of the initial period.

2.

Notice of Claim Denied. If the Company denies a claim, in whole or in part, it shall provide the claimant with written notice of the denial within the period specified in Subparagraph 1. The notice shall be written in language calculated to be understood by the claimant, and shall include the following information:

	(a)	The specific reason for such denial;

	(b)	Specific reference to pertinent Plan provisions upon which the denial is based;

	(c)	A description of any additional material or information which may be needed to clarify or perfect the request, and an explanation of why such information is required; and

	(d)	An explanation of the Plan’s review procedure with respect to the denial of benefits.

3.	Review Procedure. Any claimant whose claim has been denied, in whole or in part, shall follow those review procedures as set forth herein.

(a)

A claimant whose claim has been denied, in whole or in part, may request a full and fair review of the claim by the Committee by making written request therefor within sixty (60) days of receipt of the notification of denial. The Committee, for good cause shown, may extend the period during which the request may be filed. The claimant shall be permitted to examine all documents pertinent to the claim and shall be permitted to submit issues and comments regarding the claim to the Committee in writing.

(b)

The Committee shall render its decision within sixty (60) days after receipt of the application for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case the decision shall be rendered as soon as possible but not later than one hundred and twenty (120) days after receipt of a request for review. If an extension of time is necessary, written notice shall be furnished the claimant before the extension period commences.

(c)

The Committee shall decide whether a hearing shall be held on the claim. If so, it shall notify the claimant in writing of the time and place for the hearing. Unless the claimant agrees to a shorter period, the hearing shall be scheduled at least fourteen (14) days after the date of the notice of hearing. The claimant and/or his authorized representative may appear at any such hearing.

(d)

The Committee shall send its decision on review to the claimant in writing within the time specified in this section. If the claim is denied, in whole or in part, the decision shall specify the reasons for the denial in a manner calculated to be understood by the claimant, referring to the specific Plan provisions on which the decision is based. The Committee shall not be restricted in its review to those provisions of the Plan cited in the original denial of the claim.

(e) If the Committee does not furnish its decision on review within the time specified in this Subparagraph 3, the claim shall be deemed denied on review.

K.	Agent for Legal Process

The Company shall be the Plan’s agent for service of legal process.

ARTICLE XII AMENDMENT AND TERMINATION

A.	Amendment

To provide for contingencies which may require or make advisable the clarification, modification or amendment of this Plan, the Board of Directors of the Company reserves the right to amend this Plan (and such right is delegated to the Board of Directors of the Company by all Employers), at any time and from time to time, in whole or in part, by formally adopting such amendment in writing. Such power to amend includes the right, without limitation, to make retroactive amendments referred to in Section 401(b) of the Code. However, such right to amend the Plan shall be subject to Paragraph C of this Article XII. Further, no amendment of the Plan shall (1) alter, change or modify the duties, powers or liabilities of the Trustee or an Investment Manager appointed pursuant to the Trust Agreement without its written consent; or (2) permit any assets of the Trust to be used to pay premiums or contributions of the Employer under any other plan maintained by the Employer for the benefit of its employees.

B.	Termination or Complete Discontinuance of Contributions

Although the Employer has established the Plan with the bona fide intention and expectation that it will be able to make contributions indefinitely, nevertheless the Employer is not and shall not be under any obligation or liability whatsoever to continue its contributions or to maintain the Plan for any given length of time. An Employer may, in its sole and absolute discretion, discontinue such contributions or terminate the Plan with respect to its Employees, in accordance with the provisions of the Plan, at any time with no liability whatsoever for such discontinuance or termination. If the Plan is terminated or partially terminated, or if contributions of an Employer are completely discontinued, the rights of all affected Participants in their Accrued Benefits shall thereupon become nonforfeitable, notwithstanding any other provisions of the Plan. However, the Trust shall continue until all benefits have been distributed in accordance with the Plan.

C.	Nonreversion

1.

Except as provided in this Subparagraph C-1, the assets of the Plan shall never inure to the benefit of an Employer; such assets shall be held for the exclusive purpose of providing benefits to Participants and their Beneficiaries and for defraying the reasonable administrative expenses of the Plan.

(a)

If an Employer contribution is made by virtue of a mistake of fact, this Paragraph C shall not prohibit the return of such contribution to the Employer within one (1) year after the payment of the contribution.

(b)

If an Employer contribution is made to the Plan which does not initially qualify under Section 401(a) of the Code, or any successor provision thereto, then the contribution shall be returned to the Employer within one (1) year after the date of denial of qualification of the Plan, provided that an application for determination is made by the time prescribed by law for filing the Employer’s return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

(c)

If a deduction for an Employer contribution is disallowed under Section 404 of the Code, or any successor provision thereto, the contribution shall be returned to the Employer (to the extent disallowed) within one (1) year after such disallowance.

(d)

In the case of the termination of the Plan, any residual assets of the Plan shall be distributed to the Employer at the direction of the Administrator (or at the direction of a trustee appointed upon the application of the Pension Benefit Guaranty Corporation) if all liabilities of the Plan to Participants and their Beneficiaries have been satisfied and the distribution does not contravene any provision of law, provided, however, that this provision shall not be effective before the end of the fifth calendar year following the earlier of. (1) the date of restatement, (2) the date of any earlier amendment or restatement allowing such reversion, or (3) the original effective date of this Plan, if the Plan has provided for such reversions from its original effective date. The certificate of an Enrolled Actuary engaged by the Committee pursuant to ERISA stating that there are residual assets of the Plan remaining in the Trust Fund after all liabilities of the Plan to Participants and their Beneficiaries have been satisfied shall be conclusive evidence of this fact; but in its discretion, the Trustee may require other and additional evidence of the existence and amount of residual assets. Notwithstanding the foregoing provisions of this Article XII, if any assets of the Plan attributable to employee contributions remain after all liabilities of the Plan to Participants and their Beneficiaries have been satisfied, such assets so attributable at the direction of the Committee (or at the direction of a trustee appointed upon the application of the Pension Benefit Guaranty Corporation) shall be equitably distributed to the Participants who made such contributions or to their Beneficiaries and the Employer may elect to reallocate the residual assets to those Employees who are Participants as of the date of termination of the Plan, such allocation to be made in a nondiscriminatory manner. Said election shall be in writing and shall be made prior to receipt of a determination by the Internal Revenue Service of the Plan’s qualified status resulting from the termination.

2.

The Company shall have no right to modify or amend the Plan retroactively in such a manner so as (i) to reduce the Participant’s vested entitlement, (ii) to reduce the benefits of any Participant or his Beneficiary accrued under the Plan by reason of contributions made by an Employer prior to the modification or amendment, or (iii) to eliminate an optional form of benefit with respect to benefits attributable to service before the amendment, except to the extent permitted by Section 411(d)(6) of the Code or Section 204(g) of ERISA and the regulations interpreting these sections.

D.	Limitations on Benefits in the Event of Plan Termination

Notwithstanding any other provisions of this Plan to the contrary, in the event of Plan termination, the Benefits provided under this Plan to those Participants or former Participants who are considered highly compensated employees shall be limited to a Benefit that is nondiscriminatory under Section 401(a)(4) of the Code and shall be subject to the following conditions:

1.

For Plan Years beginning on or after January 1, 1992, Benefits distributed under this Plan to those Participants and former Participants who are among the twenty-five (25) most highly compensated employees shall be restricted such that the annual payments so distributed shall be no greater than an amount equal to the payment that would be made on behalf of such Participant or former Participant under a single life annuity which is the Actuarial Equivalent, as determined in accordance with Paragraph B of Article I, of the sum of the Participant’s or former Participant’s Accrued Benefit and the Participant’s or former Participant’s other Benefits under this Plan.

	2.	The preceding Subparagraph D-2 shall not apply if.

(a)

After payment of the Benefit to a Participant or former Participant described in Subparagraph D-2 above, the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities, as defined in Section 412(1)(7) of the Code, or

(b)

The value of the Benefits distributable to a Participant or former Participant described in Subparagraph D-2 above is less than one percent (1%) of the value of current liabilities, as defined in Section 412(1)(7) of the Code.

For purposes of this Paragraph D, Benefit includes loans in excess of the amount set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Participant or former Participant, and any death benefits not provided for by insurance on the Participant’s or former Participant’s life.

E.	Termination After Change in Control

Notwithstanding any other provisions of this Plan, in the event this Plan is terminated following a “change in control” (as hereinafter defined), the assets of the Plan shall be applied in accordance with the provisions of this Article to satisfy all liabilities to Participants and beneficiaries, and any remaining assets shall be applied on a pro rate basis to increase the benefits of the Participants and beneficiaries; provided, however, that no allocation of such remaining assets shall be made to any person who is a “Disqualified Individual,” as such term is defined in Section 280G(c) of the Code, if an to the extent that the allocation would be subject to the tax imposed by Section 4999 of the Code. For purposes hereof, a “change in control” shall occur if (i) there is an acquisition by any person or group of more than fifty percent (50%) of the then outstanding voting stock of the Company, otherwise than through a transaction arranged by, or with the consent of, the Company or its Board of Directors, or (ii) during any period of two consecutive years, individuals who, at the beginning of the period, constitute the Board of Directors, including for this purpose any new director whose election or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, cease for nay reason to constitute a majority of the Board of Directors. Notwithstanding the provisions of Section (19) hereof, the foregoing provisions of this Paragraph may not be amended, following a “change in control,” without the written consent of a majority in both number and interest of the then Plan Participants and beneficiaries.

ARTICLE XIII MISCELLANEOUS

A.	Limitation of Rights; Employment Relationship

Neither the establishment of the Plan and the Trust, nor any modifications thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer or the Trustee except as provided herein; and in no event shall the terms of employment of any Employee or Participant, express or implied, be modified or in any way be affected hereby.

B.	Transfer of Assets of Employer; Transfer of Assets of Plan

1.

If the Employer merges or consolidates with or into a corporation, or if substantially all of the assets of the Employer are transferred to another business, the Plan hereby created shall terminate on the effective date of such merger, consolidation or transfer. However, if the surviving corporation resulting from such merger or consolidation, or the business to which the Employer’s assets have been transferred, adopts this Plan, it shall continue and such corporation or business shall succeed to all rights, powers and duties of the Employer hereunder. The employment of any Employee who continues in the employ of such successor corporation or business shall not be deemed to have been terminated for any purpose hereunder.

2.

In no event shall this Plan be merged or consolidated with any other plan, nor shall there be any transfer of assets or liabilities from this Plan to any other plan, unless immediately after such merger, consolidation or transfer, each Participant’s benefits, if such other plan were then to terminate, are at least equal to or greater than the benefits to which the Participant would have been entitled, had this Plan been terminated immediately before such merger, consolidation, or transfer.

C.	Spendthrift Provision

Neither the Employer nor the Trustee shall recognize any transfer, mortgage, pledge, hypothecation, order, or assignment by any Participant or Beneficiary of all or part of his interest hereunder, except a transfer pursuant to a “qualified domestic relations order” within the meaning of Section 414(p) of the Code or Section 303(d) of the Retirement Equity Act of 1984. Such interest shall not otherwise be subject in any manner to transfer by operation of law. Such interest shall be exempt from the claims of creditors or other claimants from all orders, decrees, levies, garnishments and/or executions and other legal or equitable processes or proceedings against such Participant or Beneficiary to the fullest extent permitted by law.

D.	Applicable Law, Severability

The Plan hereby created shall be construed, administered and governed in all respects in accordance with ERISA and the laws of the State of Idaho; provided, however, that if any provision of this Plan is susceptible of more than one interpretation, such interpretation shall be given thereto as is consistent with the Plan being a qualified employees’ pension plan under the provisions for qualification set forth in the Code. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue in full force and effect.

E.	Incorporation of Trust Agreement Provisions

The relevant provisions of the Trust Agreement regarding: (1) the exclusive benefit of Employees and their Beneficiaries, (2) amendment, (3) termination, (4) other employers, (5) Idaho law, (6) headings, gender and number, and (7) nonalienation are hereby incorporated into this Plan and are equally applicable to the Plan and to the Trust, which Plan and Trust together shall constitute the entire Plan as defined in the Code.

F.	No Liability

Any payment to any Participant, or to his legal representative or Beneficiary, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, the Committee and the Employer, any of whom may require such Participant, legal representative or Beneficiary, as a condition precedent to such payment, to execute a receipt therefor in such form as shall be determined by the Trustee, the Committee or the Employer, as the case may be. The Employer does not guarantee the Trust, the Participants, former Participants or their Beneficiaries against loss of or depreciation in value of any right or benefit that any of them may acquire under the terms of this agreement. All benefits payable hereunder shall be paid or provided for solely from the Trust, and the Employer does not assume any liability or responsibility therefor.

G.	Missing Persons

In the case of any benefit payable to a person under this Plan, if the Committee is unable to locate the person within six (6) months from the date a certified letter was mailed to such person notifying him of the benefit, the Committee shall direct the Trustee to maintain the Participant as an inactive Participant. The Committee shall continue to maintain this Participant in inactive status until: (1) the person entitled to the benefit makes application therefor; or (2) the benefit reverts by escheat to the state, whichever occurs first.

This Plan has been executed in several counterparts, each of which shall be deemed to be an original, and said counterparts shall constitute but one and the same instrument, which instrument may be sufficiently evidenced by one counterpart.

Dated: December ____, 2008

HECLA MINING COMPANY

By:
Phillips S. Baker, Jr.
President and CEO

By:
Lewis E. Walde
Vice President and CFO

APPENDIX I

Normal Retirement Benefits for Certain Employees Under Article III

A.	Effective July 1, 2000 the Normal Retirement Benefit for the following Participants shall thereafter be increased by the following percentages:

Participant	Percentage

Booth, Williams	10.40%
Brown, Art	22.60%
Carland, Robert	23.20%
Childress, Gary	73.10%
Clayton, Ronald	19.60%
Fein, Matthew	1.60%
Fudge, Thomas	5.20%
Kauffman, Roger	117.30%
Lang, Allan	27.70%
Langstaff, Jon	14.20%
Stilwell, John	46.30%
Summers, Alastair	31.30%
Veltkamp, Vicki	4.80%
White, Michael B. White	29.60%
Wollant, Douglas	13.00%

B.

In no event shall the Normal Retirement Benefit exceed the benefit that would be determined if Compensation included amounts deferred into the Hecla Mining Company Executive Deferral Plan and amounts excluded under Section 401(a)(17) of the Code, and if compensation and service credited under any employment agreement between the Employee and Employer which so provides are included for purposes of determining retirement benefits.

C.

In no event shall the above percentage increases cause the Plan to fail the nondiscrimination tests of Section 401(a)(4) and the regulations thereunder. If at any time the increases would cause the Plan to fail the nondiscrimination tests of Section 401(a)(4), such percentages shall be decreased for each listed Participant on a proportional basis.

D.	In no event shall any benefits provided under the Plan exceed the limitations of Section 415 as provided in Article V.

APPENDIX II

Normal Retirement Benefits for Certain Employees Under Article III

A.	Effective August 1, 2005, the Normal Retirement Benefit for the following Participant(s) shall thereafter be increased by the following percentages:

Participant	Percentage

Garitone, Nancy	14.32%

APPENDIX III

Kennecott Pension Plan Definitions Under Article III

For purposes of Subparagraph D-6(b) of Article III, the terms below shall have the following meaning. References to Section numbers in the definitions below shall constitute references solely to the Kennecott Pension Plan.

A.	Benefit Service

Benefit Service for any Participant shall equal the sum of his Benefit Service attributable to employment prior to January 1, 2003 as determined in accordance with the Plan as in effect on December 31, 2002 and his Benefit Service attributable to employment after December 31, 2002 as determined in accordance with this Section 2.03.

Each Eligible Employee shall be credited with Benefit Service under the Plan for the period or periods during which such Eligible Employee maintains an employment relationship with the Employer or an Affiliated Employer. An Eligible Employee’s employment relationship shall begin on the date the Eligible Employee first completes an Hour of Service as an Eligible Employee and shall end on his Severance from Service Date.

Except as provided in Sections 2.03(e) and (g) all periods of an Employee’s Benefit Service, whether or not consecutive, shall be aggregated. Benefit Service attributable to employment on or after January 1, 2003 shall be measured in elapsed years and fractions of years whereby each completed calendar month shall constitute one-twelfth of a year and days (based on a 30-day month) when aggregated shall constitute a fraction of a year equal to the number of days divided by 365.

Notwithstanding any contrary provision of this Section 2.03, in the case of an Eligible Employee whose Employment Commencement Date (or if applicable, his Reemployment Commencement Date) is after December 1, 2002 and on or before December 1, 2003 and who completes a Year of Eligibility Service during the 12-month period that begins on such Employment Commencement Date (or if applicable, his Reemployment Commencement Date), Benefit Service attributable to service after December 31, 2002 for such Eligible Employee shall also include the period of employment between his Employment Commencement Date and December 31, 2002. Benefit Service attributable to such period of employment shall be determined in accordance with the Plan as in effect on December 31, 2002.

Except as provided in Section 7.04(c), no service earned under any qualified plan maintained by the Employer other than the Plan, the Kennecott Plan, the Luzenac Plan or the U.S. Borax Plan shall be counted as Benefit Service under the Plan.

If an Employee or Participant incurs a one-year Period of Severance and is subsequently rehired and has no nonforfeitable Accrued Benefit at the time of his one-year Period of Severance, his years Benefit Service prior to such one-year Period of

Severance shall not be taken into account if the number of consecutive one-year Periods of Severance equals or exceeds the greater of (i) five, or (ii) his total years of Benefit Service prior to the one-year Period of Severance.

If an Employee or Participant incurs a one-year Period of Severance and he is subsequently rehired and (i) he has a nonforfeitable interest in his Accrued Benefit, or (ii) the number of consecutive one-year Periods of Severance is less than the greater of (A) five, or (B) his total of years of Benefit Service prior to the one-year Period of Severance, his years of Benefit Service prior to such one-year Period of Severance shall be restored to him.

In the event a Participant receives a distribution in accordance with Section 8.02(c) by the end of the second Plan year following the Plan Year in which his termination occurs and he is reemployed, the Benefit Service that is attributable to such distribution shall not be counted in determining the benefits he accrues subsequent to his Reemployment Commencement Date.

Notwithstanding the other provisions of this Section 2.03, any Participant who is an IPP Participant shall cease to accrue Benefit Service after September 30, 2007.

B.	Covered Compensation

The average of the maximum taxable wage bases in effect in each year that would be used to calculate the primary Social Security benefit for an Employee retiring at his Social Security Retirement Age.

C.	Determination of Final Average Earnings

Except as provided in Section 7.03, Final Average Earnings for a Participant shall be determined as follows:

(a) Determine all 36-consecutive month periods during the last 120 months of the Participant’s employment;

(b) Each 36-consecutive month period determined in paragraph (a) gives rise to one, two or three “averaging years” as follows:

(i) A Participant who has been employed for at least 36 months will have three averaging years, each a 12-consecutive month period.

(ii) A Participant who has been employed for fewer than 36 months will have one, two or three averaging years, determined as follows:

Months of employment	Averaging years
12 or fewer months	One averaging year that begins on the Participant’s Employment Commencement Date and ends on his date of termination of employment

At least 12 but not more than 24 months	Two averaging years:

	•	One averaging year that begins 12 months before his date of termination of employment and ends on his date of termination of employment

	•	One averaging year that begins on the Participant’s Employment Commencement Date and ends 12 months before his date of termination of employment.

At least 24 but not more than 36 months	Three averaging years:

	•	One averaging year that begins 12 months before his date of termination of employment and ends on his date of termination of employment.

	•	One averaging year that begins 24 months before his date of termination of employment and ends 12 months before his date of termination of employment.

	•	One averaging year that begins on the Participant’s Employment Commencement Date and ends 24 months before his date of termination of employment.

(c)

For each averaging year, determine the “limited Base Pay” for the averaging year by disregarding any Base Pay in excess of the Annual Dollar Limit in effect on the first day of such averaging year; provided, however, that if the averaging year is less than a 12-month period, the applicable Annual Dollar Limit shall be the Annual Dollar Limit in effect on the day that is 12 months before the last day of such averaging year. For this purpose, the Annual Dollar Limit shall be prorated for any averaging year that is less than a 12-month period.

(d)

Determine the 36-consecutive month period during the last 120 months of the Participant’s employment during which the Participant had the highest aggregate limited Base Pay and determine the averaging years associated with such 36-consecutive month period as provided in paragraph (b).

(e)

For each averaging year determine the amount of earnings for the averaging year by adding one-half of the amount of any cash bonus (other than a cash bonus paid under a long-term incentive program of the Employer) paid to the Participant (and determined without regard to any deferral of such bonus under any deferred compensation program of the Employer) in the averaging year to the limited Base Pay for the averaging year determined in paragraph (c).

(f)

For each averaging year disregard any earnings determined in paragraph (e) that exceed the Annual Dollar Limit in effect on the first day of such averaging year; provided, however, that if the averaging year is less than a 12-month period, the applicable Annual Dollar Limit shall be the Annual Dollar Limit in effect on the day that is 12 months before the last day of such averaging year. For this purpose, the Annual Dollar Limit shall be prorated for any averaging year that is less than a 12-month period.

(g)

The Participant’s monthly Final Average Earnings are determined by aggregating the earnings determined in paragraph (f) for all of his averaging years and dividing such sum by the lesser of (i) 36 or (ii) the number of the Participant’s months of employment.

D.	Determination of Final Average Earnings for U.S. Borax Service

Notwithstanding Section 7.02, for purposes of determining benefits attributable to periods of employment with U.S. Borax, Inc. for a Participant who was a participant in the U.S. Borax Plan on December 31, 2002, Final Average Earnings shall be determined in the same manner as under Section 7.02, but with Sections 7.02(e), (f) and (g) replaced with the following:

(a)

Determine the Participant’s aggregate overtime pay for the three-consecutive calendar years ending before January 1, 2003 during which the Participant had the highest aggregate overtime pay and prorate such overtime pay over his averaging years.

(b)

If the Participant was a participant in the U.S. Borax Plan on December 31, 2002 determine the Participant’s vacation pay earned but not taken (up to 520 hours) as of the Participant’s termination date and prorate such vacation pay over his averaging years.

	(c)	For each averaging year, determine the greater of (i) and (ii) as follows:

(i)

The sum of his vacation pay allocated to such averaging year in paragraph (f) and one-half of the amount of any cash bonus (other than a cash bonus paid under a long-term incentive program of the Employer) paid to the Participant (and determined without regard to any deferral of such bonus under any deferred compensation program of the Employer) during such averaging year.

		(ii)	The sum of his vacation pay allocated to such averaging year in paragraph (f) and his overtime pay allocated to such averaging year in paragraph (e).

(d)

For each averaging year, determine the amount of earnings for the averaging year by adding the amount determined in paragraph (g) to the limited Base Pay for the averaging year determined in paragraph (c).

(e)

For each averaging year, disregard any amounts determined under paragraph (h) that exceed the Annual Dollar Limit in effect on the first day of such averaging year; provided, however, that if the averaging year is less than a 12-month period, the applicable Annual Dollar Limit shall be the Annual Dollar Limit in effect on the day that is 12 months before the last day of such averaging year. For this purpose, the Annual Dollar Limit shall be prorated for any averaging year that is less than a 12-month period.

(f)

The Participant’s monthly Final Average Earnings for the Participant are determined by aggregating the earnings determined under paragraph (i) for all applicable averaging years and dividing the sum by the lesser of (i) 36 or (ii) the number of the Participant’s months of employment.

(g)

For purposes of this Section 7.03, overtime earnings for any Participant who terminates after December 31, 2007 and vacation pay for any Participant who terminates after December 31, 2009 shall be disregarded.